[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.5

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of September 30, 2015 and is entered into by and among (a) (i) PARATEK PHARMACEUTICALS, INC., a Delaware corporation (“Inc.”), (ii) PARATEK PHARMA, LLC, a Delaware limited liability company (“LLC”), and (iii) each of its Qualified Subsidiaries that executed a Joinder Agreement in accordance with the terms hereof (hereinafter collectively referred to as the “Borrower”), (b) (i) HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership, (ii) HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership, and (iii) the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”) and (c) HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).

RECITALS

A.Borrower has requested Lender to make available to Borrower Term Loan Advances in an aggregate principal amount of up to Forty Million Dollars ($40,000,000) (the “Maximum Term Loan Amount”);

B.Lender is willing to make the Term Loan Advances on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lender agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Account Control Agreement(s)” means any agreement entered into by and among Agent, Borrower and a third party Bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H.

“Acquisition” means the purchase or acquisition by Borrower or any Qualified Subsidiary of (a) all or any substantial portion of the assets of, or a line of business, division or operating group of, another Person or (b) at least a majority of the stock or equity interests of another Person, in each case whether or not involving a merger or consolidation with such other Person.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A.

“Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person, (c) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities, or (d) any Person related by blood or marriage to any Person described in subsection (a), (b) or (c) of this paragraph.  As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agent” has the meaning given to it in the preamble to this Agreement.

“Agreement” means this Loan and Security Agreement, as amended from time to time.

“Amortization Date” means April 1, 2018.

“Assignee” has the meaning given to it in Section 11.13.

“Board” means Borrower’s board of directors or any subcommittee thereof, as applicable.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold by Borrower or which Borrower intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.

“Cash” means all cash, cash equivalents and liquid funds.

“Change in Control” means any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the 1934 Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the 1934 Act) of more than thirty-five percent (35%) of the equity interests of Inc. entitled to vote for members of its Board on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Claims” has the meaning given to it in Section 11.10.

“Clinical Assets” means Sarecycline.

“Closing Date” means the date of this Agreement.

“Collateral” means the property described in Section 3.

“Common Stock” means the Common Stock, $0.001 par value per share, of Borrower.

“Confidential Information” has the meaning given to it in Section 11.12.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country.

“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Draw Period” means the period commencing upon the Closing Date and ending on the earlier to occur of (a) the Draw Period End Date, and (b) an Event of Default.

“Draw Period End Date” means June 30, 2016, provided however that upon the occurrence of the Draw Period Extension Event, the Draw Period End Date shall mean December 31, 2016.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Draw Period Extension Event” means confirmation by Agent and Lender (not to be unreasonably withheld or delayed), after the Closing Date, but on or prior to June 30, 2016, that the aggregate original principal amount of all Term Loan Advances requested by Borrower equals or exceeds Twenty Million Dollars ($20,000,000).

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary or an Excluded Subsidiary.

“Due Diligence Fee” means Fifty Thousand Dollars ($50,000), which fee is due to Lender on or prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“End of Term Charge” shall have the meaning assigned to such term in Section 2.5.

“Eligible Foreign Subsidiary” means any Foreign Subsidiary whose execution of a Joinder Agreement would not result in a material adverse tax consequence to Borrower.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Event of Default” has the meaning given to it in Section 9.

“Excluded Account” means any Account (including, for the avoidance of doubt, any cash, cash equivalents or other property contained therein) to the extent, and for so long as, such Account is pledged and used exclusively to secure performance of obligations arising under clause (vi) of the defined term “Permitted Liens”, and whether such pledge is by escrow or otherwise.

“Excluded Property” means (i) Excluded Accounts (and any assets contained therein); (ii) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary (other than a Foreign Subsidiary that has executed a Joinder Agreement pursuant to the terms hereof) which shares entitle the holder thereof to vote for directors or any other matter; (iii) equipment financed by capital leases or purchase money financing, products, proceeds and insurance proceeds of the foregoing, but only to the extent and for so long as the agreements under which the equipment is financed prohibit granting a security interest therein to Lender; and (iv) rights held under a license that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law).

“Excluded Subsidiary” means Paratek Securities Corporation, a Massachusetts securities corporation, which is a Subsidiary of Borrower that has applied or is in the process of applying to be classified as a “security corporation” under Massachusetts General Laws Ch. 63, Section 38B(a), as amended, supplemented and/or modified.

“Facility Charge” means eighty-five hundredths of one percent (0.85%) of the Maximum Term Loan Amount, which is Three Hundred Forty Thousand Dollars ($340,000).

“Financial Statements” has the meaning given to it in Section 7.1.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“First Term Loan Advance” shall have the meaning assigned to such term in Section 2.1(a).

“Foreign Subsidiary” means any Subsidiary other than a Subsidiary organized under the laws of any state within the United States.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Inc.” has the meaning given to it in the preamble to this Agreement.

“Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within one hundred eighty (180) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

“Ineligible Subsidiary” means any Domestic Subsidiary or Foreign Subsidiary which has assets of at least One Million Dollars ($1,000,000) and generates annual revenue in an amount less than One Million Dollars ($1,000,000), in each case determined as of the most recent fiscal year end; provided that at no time shall the each of assets and annual revenue (in each case determined as of the most recent fiscal year end) of all Ineligible Subsidiaries, taken as a whole, exceed Five Million Dollars ($5,000,000), in all cases determined in accordance with GAAP.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person.

“Joinder Agreements” means for each Qualified Subsidiary, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit G.

“LLC” has the meaning given to it in the preamble to this Agreement.

“Lender” has the meaning given to it in the preamble to this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the Notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC Financing Statements, the Warrants, any subordination agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and its Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lender to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Maximum Term Loan Amount” shall have the meaning assigned to such term in the preamble to this Agreement.

“Maximum Rate” shall have the meaning assigned to such term in Section 2.2.

“Note(s)” means a promissory note or promissory notes to evidence Lender’s Loans, substantially in the form of Exhibit B.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

“PCAOB” is the public company accounting oversight board.

“Permitted Acquisition” means an Investment consisting of an Acquisition by the Borrower or any Subsidiary, provided that (a) no Event of Default has occurred and is continuing or would immediately result from such Acquisition, (b) in the case of an Acquisition of the equity interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, and (c) the aggregate consideration (including assumption of Indebtedness) with respect to such Permitted Acquisition, taken together with all other Permitted Acquisitions consummated during the term of this

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement, but excluding the net cash proceeds of any issuance of equity securities received after the Closing Date, shall not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) in the aggregate.

“Permitted Indebtedness” means: (i) Indebtedness of Borrower in favor of Lender or Agent arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A; (iii) Indebtedness of up to Five Hundred Thousand Dollars ($500,000) outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business, including Indebtedness incurred in the ordinary course of business with corporate credit cards; (v) Indebtedness that also constitutes a Permitted Investment; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit and cash management services (including credit cards, debit cards and similar instruments) that are secured by Cash and issued on behalf of Borrower or a Subsidiary thereof in an amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) at any time outstanding, (viii) Indebtedness secured by a Lien described in clause (xi) of the defined term “Permitted Liens”; (ix) other unsecured Indebtedness in an amount not to exceed Two Million Dollars ($2,000,000) at any time outstanding, (ix) intercompany Indebtedness that constitutes a Permitted Investment; (x) Permitted Royalty Backed Indebtedness; and (xi) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means: (i) Investments existing on the Closing Date which are disclosed in Schedule 1B; (ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least Five Hundred Million Dollars ($500,000,000) maturing no more than one year from the date of investment therein, (d) money market accounts, and (e) such other Investments as are described in the Board-approved investment policy guidelines delivered to Agent prior to the Closing Date; (iii) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (iv) repurchases of stock from current or former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases; (v) Investments accepted in connection with Permitted Transfers; (vi) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (vii) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (vii) shall not apply to Investments of Borrower in any Subsidiary; (viii) Investments consisting of loans not involving the net transfer on a

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s Board; (ix) Investments consisting of travel advances, relocation loans, and other loans advanced (or guarantees thereof) to employees, officers and directors in the ordinary course of business; (x) Investments in Domestic Subsidiaries, provided that each such Domestic Subsidiary has entered into a Joinder Agreement and executed such other documents as shall have been reasonably requested by Agent in connect with same; (xi) Investments in Foreign Subsidiaries approved in advance in writing by Agent; (xii) joint ventures or strategic alliances in the ordinary course of Borrower’s business, provided that any cash Investments by Borrower or any of its Subsidiaries in connection therewith do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year; (xiii) Investments consisting of Permitted Acquisitions; (xiv) Investments made in the Excluded Subsidiary; (xv) Investments in Subsidiaries not in excess of the amounts set forth in the Board-approved projections or budget (as applicable) and, in each case made to support ordinary, necessary, and substantially concurrent clinical development and related expenses of Inc. and its Subsidiaries; (xvi) additional Investments that do not exceed One Million Dollars ($1,000,000) in the aggregate; and (xvii) Investments in any Person, which is not a Borrower under this Agreement, made in connection with a Permitted Royalty Backed Indebtedness Transaction.

“Permitted Liens” means any and all of the following: (i) Liens in favor of Agent or Lender; (ii) Liens existing on the Closing Date which are disclosed in Schedule 1C; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor in accordance with GAAP (to the extent required thereby); (iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required; (v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vi) deposits to secure the performance of obligations (including by way of deposits to secure letters of credit issued to secure the same) under commercial supply and/or manufacturing agreements in the ordinary course of business and the following deposits, to the extent made in the ordinary course of business:  deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (vii) Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;  (viii) Liens incurred in connection with Subordinated Indebtedness; (ix) leasehold interests in leases or subleases and licenses and sublicenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other property or assets); (xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (xiii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (xiv) (A) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (B) security deposits in connection with real property leases, the combination of (A) and (B) in an aggregate amount not to exceed One Hundred Thousand Dollars ($100,000) at any time; (xv) sales, transfers, licenses, sublicenses, leases, subleases or other dispositions of assets permitted by Section 7.8 and, in connection therewith, customary rights and restrictions contained in agreements relating to such transactions pending the completion thereof or during the term thereof, and any option or other agreement to sell, transfer, license, sublicense, lease, sublease or dispose of an asset permitted by Section 7.8, (xvi) Liens on assets of any Person which is not a Borrower under this Agreement pledged in connection with a Permitted Royalty Backed Indebtedness Transaction; and (xvii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xvi) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Royalty Backed Indebtedness” means Indebtedness of a Person, which is not a Borrower (on terms customary for transactions of this nature) under this Agreement (other than the Permitted Royalty Stock Pledge or the Permitted Royalty Guaranty) incurred from to time that is secured solely by the Permitted Royalty Stock Pledge, royalties (or rights therein or related thereto), rights to payment under royalties, licenses and the proceeds thereof solely with respect to such Person’s Clinical Asset.

“Permitted Royalty Backed Indebtedness Transaction” means a transaction pursuant to which Permitted Royalty Backed Indebtedness is incurred and the net cash proceeds of such transaction are immediately deposited into an account in the name of (i) Borrower and subject to an Account Control Agreement or (ii) Excluded Subsidiary.

“Permitted Royalty Guaranty” means an unsecured guaranty (other than the Permitted Royalty Stock Pledge) by Borrower in favor of the SPE Lender; provided however, in no event shall any cash payment be made on such guaranty while any of the Secured Obligations (other than inchoate indemnity obligations) remain outstanding.

“Permitted Royalty Stock Pledge” means a pledge of the stock of the SPE by the Borrower to the SPE Lender pursuant to the Permitted Royalty Backed Indebtedness Transaction.

“Permitted Transfers” means (i) sales, transfers or other dispositions of Inventory in the ordinary course of business, (ii) licenses, sublicenses and similar arrangements for the use of Intellectual Property and related assets in the ordinary course of business and other licenses and sublicenses that could not result in a legal transfer of title of the licensed property, (iii) transfers expressly permitted under Section 7.5, 7.6 or 7.7, (iv) dispositions of worn-out, obsolete or

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

surplus Equipment at fair market value in the ordinary course of business, (v) transfers by and among the Borrower and any of its Subsidiaries, provided that such Subsidiary has entered into a Joinder Agreement and such other documents as shall be reasonably requested by Agent; (vi) transfers to Subsidiaries in connection with clause (xv) of “Permitted Investments”; (vii) other transfers of assets having a fair market value of not more than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year; and (vii) transfer of the Clinical Asset and any royalties (or rights therein or related thereto), rights to payment under royalties, licenses and the proceeds thereof to an SPE.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Prepayment Charge” shall have the meaning assigned to such term in Section 2.4.

“Prime Rate” means the “prime rate” as reported in The Wall Street Journal, and if not reported, then the prime rate most recently reported in The Wall Street Journal.

“Qualified Subsidiary” means any direct or indirect Domestic Subsidiary or Eligible Foreign Subsidiary but which may, in Borrower’s sole discretion, exclude any Ineligible Subsidiary.

“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Required Lenders” means at any time, the holders of more than fifty percent (50%) of the aggregate unpaid principal amount of the Term Loan Advances then outstanding.

“SBA” shall have the meaning assigned to such term in Section 7.16.

“SBIC” shall have the meaning assigned to such term in Section 7.16.

“SBIC Act” shall have the meaning assigned to such term in Section 7.16

“SEC” means the Securities and Exchange Commission.

“Second Term Loan Advance” and “Second Term Loan Advances” shall have the meaning assigned to such terms in Section 2.1(a).

“Second Term Loan Advance Amount” means (a) Forty Million Dollars ($40,000,000), minus (b) the original principal amount of the First Term Loan Advance.

“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document (other than the Warrants), including any obligation to pay any amount now owing or later arising (including, without limitation, the End of Term Charge and the Prepayment Charge).

“Securities Act” means the Securities Act of 1933, as amended.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“SPE” means any Subsidiary formed for the sole purpose of effectuating a Permitted Royalty Backed Indebtedness Transaction and whose sole assets consist of the Clinical Asset and any royalties (or rights therein or related thereto), rights to payment under royalties, licenses and the proceeds thereof which are the subject of the Permitted Royalty Back Indebtedness Transaction.

“SPE Lender” means the lender(s) under the Permitted Royalty Backed Indebtedness Transaction.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion.

“Subsequent Financing” means the sale and issuance by Borrower, after the date hereof, of its equity securities to one or more investors for cash for financing purposes in a transaction or series of related transactions not registered under the Securities Act of 1933, as amended, pursuant to a broadly marketed offer to multiple investors and in which Borrower receives aggregate cash proceeds of at least Ten Million Dollars ($10,000,000).

“Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls fifty percent (50%) or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto.

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1.

“Term Loan Advance” and “Term Loan Advances” shall have the meaning assigned to such terms in Section 2.1(a).

“Term Loan Interest Rate” means for any day, a floating per annum rate equal to the greater of either (a) eight and one half of one percent (8.5%), or (b) the sum of (i) eight and one half of one percent (8.5%), plus (ii) the Prime Rate minus five and three quarters of one percent (5.75%).

“Term Loan Maturity Date” means September 1, 2020.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Warrants” means (i) the Warrant Agreement dated as of even date hereof by and between Hercules Technology II, L.P. and Borrower, and (ii) the Warrant Agreement dated as of even date hereof by and between Hercules Technology III, L.P. and Borrower, in each case, as may be amended, restated or modified from time to time.

Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement.  Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC.

SECTION 2. THE LOAN

2.1Term Loan.

(a)Advances.  Subject to the terms and conditions of this Agreement, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower agrees to draw, one (1) Term Loan Advance in an amount of at least Fifteen Million Dollars ($15,000,000) on the Closing Date (the “First Term Loan Advance”).  Subject to the terms and conditions of this Agreement, during the Draw Period, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower may request, additional Term Loan Advances in an aggregate amount of up to the Second Term Loan Advance Amount (each, a “Second Term Loan Advance” and collectively, the “Second Term Loan Advances”).  The First Term Loan Advance and the Second Term Loan Advances are hereinafter referred to singly as the “Term Loan Advance” and collectively as the “Term Loan Advances.” Each Term Loan Advance shall be in a minimum amount of at least Ten Million Dollars ($10,000,000).  The aggregate outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount.  Proceeds of any Term Loan Advance shall be deposited into an account that is subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement.

(b)Advance Request.  To obtain a Term Loan Advance, Borrower shall complete, sign and deliver to Agent an Advance Request (at least three (3) Business Days before the Advance Date other than the Closing Date, which shall be at least one (1) Business Day).  Lender shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)Interest.  The principal balance of each Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed.  The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

(d)Payment.  Borrower will pay interest on each Term Loan Advance on the first (1st) Business Day of each month, beginning the month after the Advance Date.  Commencing on the Amortization Date, and continuing on the first (1st) Business Day of each month thereafter, until the Secured Obligations are repaid, Borrower shall repay the aggregate principal balance of Term Loan Advances that are outstanding on the day immediately preceding the Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to thirty (30) consecutive months.  The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Term Loan Advances, shall be due and payable on Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to Lender under each Term Advance and (ii) after prior notice to Borrower, out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11 of this Agreement. Once repaid, a Term Loan Advance or any portion thereof may not be reborrowed.

2.2Maximum Interest.  Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”).  If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows:  first, to the payment of the Secured Obligations consisting of the outstanding principal amount of the Term Loan Advances; second, after all principal is repaid, to the payment of Lender’s accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.

2.3Default Interest.  In the event any payment is not paid on the scheduled payment date, an amount equal to five percent (5%) of the past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.1(c), plus five percent (5%) per annum.  In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.1(c) or Section 2.3, as applicable.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.4Prepayment.  At its option upon at least seven (7) Business Days prior notice to Agent, Borrower may prepay all or any portion, of the outstanding Advances (in increments of Five Million Dollars ($5,000,000)) by paying the entire principal balance (or portion thereof), all accrued and unpaid interest with respect to the principal balance being prepaid, together with a prepayment charge equal to the following percentage of the Advance amount: subject to the second succeeding sentence, if such Advance amounts are prepaid prior to April 1, 2018, two percent (2.0%) of the then outstanding principal amount of the Advances being prepaid; and on or after April 1, 2018, zero percent (0.0%) of the then outstanding principal amount of the Advances being prepaid (each, a “Prepayment Charge”).  Borrower agrees that the Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Upon the occurrence of a Change in Control, Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and all unpaid Agent’s and Lender’s fees and expenses accrued to the date of the repayment (including the End of Term Charge) together with the applicable Prepayment Charge. Notwithstanding the foregoing, Agent and Lender agree to waive the Prepayment Charge if Agent and Lender (in its sole and absolute discretion) agree in writing to refinance and redocument this Agreement prior to the Term Loan Maturity Date and if in connection with such refinancing and redocumentation, Agent and Lender expressly agree in writing to waive the Prepayment Charge.

2.5End of Term Charge.  On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge equal to four and one half of one percent (4.5%) of the greater of (x) Twenty Million Dollars ($20,000,000), or (y) the aggregate original principal amount of all Term Loan Advances extended by Lender (the “End of Term Charge”). Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date.

2.6Notes.  If so requested by Lender by written notice to Borrower, then Borrower shall execute and deliver to Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of Lender pursuant to Section 11.13) (promptly after Borrower’s receipt of such notice) a Note or Notes to evidence Lender’s Loans.

2.7Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender.

SECTION 3. SECURITY INTEREST

3.1As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of Borrower’s right, title, and interest in and to the following personal property whether now owned or hereafter acquired (collectively, the “Collateral”):  (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (other than Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property (other than Intellectual Property) of Borrower whether now or

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing; provided, however, that the Collateral shall include all Accounts and General Intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the Intellectual Property (the “Rights to Payment”).  Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date of this Agreement, include the Intellectual Property to the extent necessary to permit perfection of Agent’s security interest in the Rights to Payment.

3.2Notwithstanding the foregoing, the Collateral shall not include any Excluded Property.

3.3If this Agreement is terminated in accordance with its terms, Agent’s Lien in the Collateral shall continue until the Secured Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time Agent shall, at Borrower’s sole cost and expense, authorize Borrower to terminate its security interest in the Collateral and all rights therein shall automatically revert to Borrower.  Agent shall execute such documents and take such other steps as are reasonably necessary for Borrower to accomplish the foregoing, all at Borrower’s sole cost and expense.

SECTION 4. CONDITIONS PRECEDENT TO LOAN

The obligation of Lender to make the Term Loan Advances hereunder is subject to the satisfaction by Borrower of the following conditions:

4.1Initial Advance.  On or prior to the Closing Date, Borrower shall have delivered to Agent the following:

(a)executed copies of the Loan Documents (other than the Warrants, which shall be an original), Account Control Agreements, a legal opinion of Borrower’s counsel, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;

(b)certified copy of resolutions of Borrower’s Board evidencing approval of (i) the Loan and other transactions evidenced by the Loan Documents; and (ii) the Warrants and transactions evidenced thereby;

(c)certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;

(e)payment of the Due Diligence Fee, the Facility Charge and reimbursement of Agent’s and Lender’s current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance; and

(f)such other documents as Agent may reasonably request.

4.2All Advances.  On each Advance Date:

(a)Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.1(b), each duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request.

(b)The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c)Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.

(d)Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request.

4.3No Default.  As of the Closing Date and each Advance Date, (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or would reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

5.1Corporate Status.  Inc. is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware.  LLC is a limited liability company duly organized, legally existing and in good standing under the laws of the State of Delaware.  Borrower is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified would reasonably be expected to have a Material Adverse Effect.  Borrower’s present name, former names (if any), locations, place of formation, tax identification number,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

organizational identification number and other information are correctly set forth in Exhibit C, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date.

5.2Collateral.  Borrower owns the Collateral and the Intellectual Property, free of all Liens, except for Permitted Liens.  Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.

5.3Consents.  Borrower’s execution, delivery and performance of the Note(s) (if any), this Agreement and all other Loan Documents, and Borrower’s execution of the Warrants, (i) have been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower’s Certificate or Articles of Incorporation (as applicable), bylaws, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained.  The individual or individuals executing the Loan Documents and the Warrants are duly authorized to do so.

5.4Material Adverse Effect.  No event that has had or would reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

5.5Actions Before Governmental Authorities.  There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened in writing against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.

5.6Laws.  Borrower is not in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect.  Borrower is not in default in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other material agreement to which it is a party or by which it is bound, where in each case such default would reasonably be expected to result in liability in excess of Two Hundred Fifty Thousand Dollars ($250,000).

5.7Information Correct and Current.  No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower, and (ii) the most current of such projections provided to Borrower’s Board (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the control of Borrower, that no assurance is given that any particular projections will be realized, that actual results may differ).

5.8Tax Matters.  Except as described on Schedule 5.8 and except those being contested in good faith with adequate reserves under GAAP, (a) Borrower has filed all material federal, state and local tax returns that it is required to file, (b) Borrower has duly paid or fully reserved for all taxes (other than de minimis amounts not exceeding Twenty Five Thousand Dollars ($25,000)) or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns, and (c) Borrower has paid or fully reserved for any tax assessment received by Borrower for the three (3) years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings).

5.9Intellectual Property Claims.  To Borrower’s knowledge, Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business.  To Borrower’s knowledge, except as described on Schedule 5.9, (i) each of the material Copyrights, Trademarks and Patents is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) to the best of Borrower’s knowledge no claim has been made to Borrower that any material part of the Intellectual Property violates the rights of any third party. Exhibit D is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Closing Date. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

5.10Intellectual Property.  To Borrower’s knowledge, except as described on Schedule 5.10, Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted by Borrower.  Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Division 9 of the UCC, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee.

5.11Borrower Products.  Except as described on Schedule 5.11, no Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened in writing litigation, proceeding (including any proceeding in

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products.  Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim.  To Borrower’s knowledge, neither Borrower’s use of its Intellectual Property nor the production and sale of Borrower Products infringes the issued patents, trademarks, and copyrights in any material respect.

5.12Financial Accounts.  Exhibit E, as may be updated by Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

5.13Employee Loans.  Borrower has no outstanding loans to any employee, officer or director of Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of Borrower by a third party.

5.14Subsidiaries. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments.  Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.

SECTION 6. INSURANCE; INDEMNIFICATION

6.1Coverage.  Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower’s line of business.  Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3.  Borrower must maintain a minimum of $1,000,000 of commercial general liability insurance for each occurrence.  Borrower has and agrees to maintain a minimum of $2,000,000 of directors’ and officers’ insurance for each occurrence and $5,000,000 in the aggregate.  So long as there are any Secured Obligations (other than inchoate indemnity obligations) outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.2Certificates.  Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2.  Borrower’s insurance certificate shall state Agent is an additional insured for commercial general liability, a loss payee for all risk property damage insurance, subject to the insurer’s approval, and a loss payee for property insurance and additional insured for liability insurance for any future liability insurance that Borrower may acquire from such insurer.  Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance.  All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests.  Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved.

6.3Indemnity.  Borrower agrees to indemnify and hold Agent, Lender and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting solely from any Indemnified Person’s gross negligence or willful misconduct. Borrower agrees to pay, and to save Agent and Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of Agent or Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.

SECTION 7. COVENANTS OF BORROWER

Borrower agrees as follows:

7.1Financial Reports.  Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):

(a)within 30 days after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that would reasonably be expected to have a Material Adverse Effect, all certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to normal year end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;

(b)within 45 days after the end of the first three (3) calendar quarters in each fiscal year, unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that would reasonably be expected to have a Material Adverse Effect,  certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year end adjustments; to the extent required by Form 10-Q, the most recent capitalization table for Borrower, including the weighted average exercise price of employee stock options;

(c)within 90 days after the end of each fiscal year, unqualified (other than a going concern qualification solely with respect to Borrower having less than twelve (12) months of cash for each fiscal year during the term of the Agreement) audited financial statements as of the end of such year (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent (it being understood that CohnReznick LLC and any nationally recognized big four (4) accounting firm is reasonably acceptable to Agent), accompanied by any management report from such accountants;

(d)within 30 days after the end of each month, a Compliance Certificate in the form of Exhibit F;

(e)promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made available to holders of its capital stock and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange;

(f)[Reserved]; and

(g)within 60 days after the end of Borrower’s fiscal year, financial and business projections as approved by Borrower’s Board, as well as budgets, operating plans and other financial information reasonably requested by Agent.

Borrower shall not make any change in its (a) accounting policies or reporting practices other than in accordance with GAAP and applicable regulations adopted by the SEC and the PCAOB (as applicable), or (b) unless Borrower shall have notified Agent in writing thirty (30) days in advance of such change, fiscal years or fiscal quarters. As of the Closing Date, the fiscal year of Borrower ends on December 31.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The executed Compliance Certificate may be sent via facsimile to Agent at (650) 473-9194 or via e-mail to legal@herculestech.com.  All Financial Statements required to be delivered pursuant to clauses (a), (b) and (c) shall be sent via e-mail to financialstatements@herculestech.com with a copy to legal@herculestech.com provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be sent via facsimile to Agent at: (866) 468-8916, attention Chief Credit Officer.

Notwithstanding the foregoing, documents required to be delivered pursuant to this Section 7.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) such financial statements and/or appropriate disclosures are publicly available as posted on the Electronic Data Gathering Analysis and Retrieval system (EDGAR) or any successor filing system of the SEC, or (ii) Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet, provided, however, other than in connection with documents required to be delivered under Section 7.1(e).  Borrower shall promptly notify Agent and Lender in writing (which may be by electronic mail) of the posting of any such documents.

7.2Management Rights. Borrower shall permit any representative that Agent or Lender authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than twice per fiscal year.  In addition, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records.  In addition, Agent or Lender shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower.  Such consultations shall not unreasonably interfere with Borrower’s business operations.  The parties intend that the rights granted Agent and Lender shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lender with respect to any business issues shall not be deemed to give Agent or Lender, nor be deemed an exercise by Agent or Lender of, control over Borrower’s management or policies.

7.3Further Assurances.  Borrower shall from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect or give the highest priority to Agent’s Lien on the Collateral (subject to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Agent’s Lien under this Agreement).  Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and thereby.  In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

fact for Borrower.  Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.

7.4Indebtedness.  Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower or (d) as otherwise permitted hereunder or approved in writing by Agent.

7.5Collateral.  Borrower shall at all times keep the Collateral, the Intellectual Property  and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting the Collateral, the Intellectual Property,  such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to Permitted Liens except that there shall be no Liens whatsoever on Intellectual Property.  Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens, provided however, that there shall be no Liens whatsoever on Intellectual Property), and shall give Agent prompt written notice of any legal process affecting such Subsidiary’s assets. Borrower shall not agree with any Person other than Agent or Lender not to encumber its property other than with respect to (i) Excluded Property, (ii) any agreement evidencing Indebtedness secured by clause (vii) of the definition of Permitted Liens; and (iii) restrictions by reason of customary provisions restricting assignment, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements as the case may be).

7.6Investments.  Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

7.7Distributions.  Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other equity interest other than (i) pursuant to employee, director or consultant stock purchase or repurchase plans or other similar agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, and provided that the aggregate amount of all such repurchases does not exceed $500,000, or (ii) conversion of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

thereof; provided, however, in each case (i) and (ii), the repurchase or redemption price does not exceed the original consideration paid for such stock or equity interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except that a Subsidiary may pay dividends or make distributions to Borrower or any other Subsidiary of Borrower, provided that such Subsidiary has entered into a Joinder Agreement and other documents as shall be reasonably requested by Agent, or (c) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of $100,000 in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of $100,000 in the aggregate.

7.8Transfers. Except for Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets.

7.9Mergers or Acquisitions.  Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower, (b) a Borrower into another Borrower, (c) any Person into a Borrower in a transaction in which the surviving entity is such Borrower or (d) any Person (other than a Borrower) into a Subsidiary in a transaction in which the surviving entity is such Subsidiary), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except for Acquisitions permitted by Section 7.6.

7.10Taxes.  Borrower and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Agent, Lender (other than taxes imposed on or measured by the Lender’s net income) or the Collateral or upon Borrower’s ownership, possession, use, operation or disposition thereof or upon Borrower’s rents, receipts or earnings arising therefrom.  Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral.  Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate proceedings, taxes for which Borrower maintains adequate reserves therefor in accordance with GAAP.

7.11Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent.  Inc. shall not suffer a Change in Control. Neither Borrower nor any Qualified Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States.  Neither Borrower nor any Qualified Subsidiary shall relocate any item of Collateral (other than (x) sales of Inventory in the ordinary course of business, (y) relocations of Equipment having an aggregate value of up to $150,000 in any fiscal year, and (z) relocations of Collateral from a location described on Exhibit C to another location described on Exhibit C) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States and, (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.12Deposit Accounts. Neither Borrower nor any Qualified Subsidiary shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement.

7.13Subsidiaries. Borrower shall notify Agent of each Subsidiary formed subsequent to the Closing Date and, within 30 days of formation, shall cause any such Qualified Subsidiary to execute and deliver to Agent a Joinder Agreement.

7.14Notification of Event of Default. Borrower shall notify Agent immediately upon becoming aware of the occurrence of any Event of Default.

7.15Small Business Administration. Agent and Lender have received a license from the U.S. Small Business Administration (“SBA”) to extend loans as a small business investment company (“SBIC”) pursuant to the Small Business Investment Act of 1958, as amended, and the associated regulations (collectively, the “SBIC Act”).  Portions of the loan to Borrower will be made under the SBA license and the SBIC Act. Addendum 1 to this Agreement outlines various responsibilities of Agent, Lender and Borrower associated with an SBA loan, and such Addendum 1 is hereby incorporated in this Agreement

7.16Post-Closing Deliverables. Borrower shall deliver to Agent, within thirty (30) Business Days after the Closing Date, fully-executed Account Control Agreements by and among LLC, Agent, and Bank of America, covering each of LLC’s account no. xxxxxxxx9095 and account no. xxxxxxxx1066, and (b) within thirty (30) days after the Closing Date, endorsements to Borrower’s property and liability policies, which endorsements shall name Agent as lender loss payee and additional insured and provide that Agent shall receive prior notice of cancellation of such property and liability policies.

7.17Financial Covenant – Liquidity.  Borrower shall maintain at all times, in an account in the name of Borrower and subject to an Account Control Agreement, unrestricted (other than as a result of this covenant) cash in an amount equal to the lesser of (i) one (1) times the outstanding Secured Obligations of Borrower to Lender or (ii) one hundred percent (100%) of all cash of Borrower and its Subsidiaries (other than cash held in (a) Excluded Accounts or (b) other accounts in an aggregate amount not in excess of One Hundred Thousand Dollars ($100,000.00)).

SECTION 8. RIGHT TO INVEST

8.1At all times when any Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) shall be outstanding to Lender hereunder, Lender or its assignee or nominee shall have the right, in its discretion, to participate in any Subsequent Financing in an amount of up to Two Million Dollars ($2,000,000) on the same terms, conditions and pricing afforded to others participating in any such Subsequent Financing.

SECTION 9. EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an Event of Default:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.1Payments.  Borrower fails to pay any amount due under this Agreement, the Note(s), or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Lender or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or

9.2Covenants.  Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, and 7.15, 7.16, and 7.17), any other Loan Document or any other agreement among Borrower, Agent and Lender, such default continues for more than ten (10) days after the earlier of the date on which (i) Agent or Lender has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.15, 7.16 and 7.17, the occurrence of such default; or

9.3Material Adverse Effect. A circumstance has occurred that would reasonably be expected to have a Material Adverse Effect, provided that: (a) solely for the purposes of this Section 9.3, the occurrence of any of the following, in and of itself, shall not constitute a Material Adverse Effect: (i) adverse results or delays in any nonclinical or clinical trial, or (ii) the delay or limitation of approval of, or taking of any other regulatory action by, the United States Food and Drug Administration; and (b) if such circumstance is due to a change in or discontinuance of a strategic partnership or other collaboration or license agreement, Agent shall provide three (3) calendar days written notice to Inc. before exercising any right or remedy or causing an Event of Default to occur with respect to this Section 9.3, whereby during such time, Agent shall make itself available to discuss in good faith an proposed solution to such Material Adverse Effect); or

9.4Representations.  Any representation or warranty made by Borrower in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or

9.5Insolvency.  Borrower (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of Borrower; or (vi) shall cease operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (vii) Borrower or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) forty-five (45) days shall have expired after the commencement of an involuntary action against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) forty-five (45) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or

9.6Attachments; Judgments.  Any portion of Borrower’s assets is attached or seized, or a levy is filed against any such assets, or a judgment or judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least $1,000,000, and such judgment remains unsatisfied, unvacated or unstayed for a period of fifteen (15) days after the entry thereof, or Borrower is enjoined or in any way prevented by court order from conducting any part of its business; or

9.7Other Obligations.  The occurrence of any default (after giving effect to any grace or cure period, if any) under any agreement or obligation of Borrower involving any Indebtedness in excess of $1,000,000, which has resulted in a right by a third party, whether or not exercised, to accelerate the maturity of such Indebtedness.

SECTION 10. REMEDIES

10.1General.  Upon and during the continuance of any one or more Events of Default, (i) Agent may, at its option, accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations shall automatically be accelerated and made due and payable, in each case without any further notice or act), (ii) Agent may, at its option, sign and file in Borrower’s name any and all collateral assignments, notices, control agreements, security agreements and other documents it deems necessary or appropriate to perfect or protect the repayment of the Secured Obligations, and in furtherance thereof, Borrower hereby grants Agent an irrevocable power of attorney coupled with an interest, and (iii) Agent may notify any of Borrower’s account debtors to make payment directly to Agent, compromise the amount of any such account on Borrower’s behalf and endorse Agent’s name without recourse on any such payment for deposit directly to Agent’s account.  Agent may exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral.  All Agent’s rights and remedies shall be cumulative and not exclusive.

10.2Collection; Foreclosure.  Upon the occurrence and during the continuance of any Event of Default, Agent may, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or following any commercially reasonable preparation or processing, in such order as Agent may elect.  Any such sale may be made either at public or private sale at its place of business or elsewhere.  Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower.  Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower.  The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent and Lender in an amount sufficient to pay in full Agent’s and Lender’s reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.11;

Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and the Default Rate interest), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate obligations), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3No Waiver.  Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.

10.4Cumulative Remedies.  The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative.  The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.

SECTION 11. MISCELLANEOUS

11.1Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.2Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

facsimile, electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

If to Agent:	HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer and Mr. Bryan Jadot
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Email: legal@herculestech.com
Facsimile: 650-473-9194
Telephone: 650-289-3060
and to:	Ben Bang
Email: bbang@herculestech.com
If to Lender:	HERCULES TECHNOLOGY II, L.P.
HERCULES TECHNOLOGY III, L.P.
Legal Department
Attention: Chief Legal Officer and Mr. Bryan Jadot
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Email: legal@herculestech.com
Facsimile: 650-473-9194
Telephone: 650-289-3060
If to Borrower	Paratek Pharmaceuticals, Inc.
Attention: Chief Financial Officer
75 Park Place, 4th Floor
Boston, Massachusetts 02111
Facsimile: 617-275-0039
Telephone: 617-807-6600
with a copy to:	Paratek Pharmaceuticals, Inc.
Attention: General Counsel
75 Park Place, 4th Floor
Boston, Massachusetts 02111

or to such other address as each party may designate for itself by like notice.

11.3Entire Agreement; Amendments.

(a)This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated August 14, 2015).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b).  The Required Lenders and Borrower party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and Borrower party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of Borrower hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest or fee payable hereunder, or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Borrower from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.17 without the written consent of Agent.  Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon Borrower, Lender, Agent and all future holders of the Loans.

(c)Upon any sale, transfer or disposition by Borrower or any Subsidiary of any of the Clinical Assets or royalties (or rights therein or related thereto), rights to payment under royalties, licenses and the proceeds thereof in connection with a Royalty Backed Indebtedness Transaction, any security interest in such Collateral shall be automatically released and Agent and at Borrower’s sole expense, the Lenders shall execute such amendments, consents, releases (including UCC-3 financing statement amendments) and other similar documents as may be reasonably necessary under the Loan Documents to give effect to and otherwise permit such transaction.

11.4No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

11.5No Waiver.  The powers conferred upon Agent and Lender by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or Lender to exercise any such powers.  No omission or delay by Agent or Lender at any time to enforce any right or remedy reserved to it,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lender is entitled, nor shall it in any way affect the right of Agent or Lender to enforce such provisions thereafter.

11.6Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lender and shall survive the execution and delivery of this Agreement and the expiration or other termination of this Agreement.

11.7Successors and Assigns.  The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any).  Borrower shall not assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect.  Agent and Lender may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Agent’s and Lender’s successors and assigns; provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower (as reasonably determined by Agent), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed.

11.8Governing Law.  This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lender in the State of California, and shall have been accepted by Agent and Lender in the State of California.  Payment to Agent and Lender by Borrower of the Secured Obligations is due in the State of California.  This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

11.9Consent to Jurisdiction and Venue.  All judicial proceedings (to the extent that the reference requirement of Section 11.10 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California.  By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents.  Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

11.10Mutual Waiver of Jury Trial / Judicial Reference.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws.  EACH OF BORROWER, AGENT AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER.  This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower and Lender; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.

(b)If the waiver of jury trial set forth in Section 11.10(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of Santa Clara County, California.  Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.

(c)In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.9, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

11.11Professional Fees. Borrower promises to pay Agent’s and Lender’s fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable attorneys fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable attorneys’ and other professionals’ fees and expenses incurred by Agent and Lender after the Closing Date in connection with or related to:  (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.12Confidentiality.  Agent and Lender acknowledge that certain items of Collateral and information provided to Agent and Lender by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”).  Accordingly, Agent and Lender agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting  Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lender may disclose any such information:  (a) to its own directors, officers, employees, accountants, counsel and other professional advisors and to its Affiliates if Agent or Lender in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or Lender; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lender’s counsel; (e) to comply with any legal requirement or law applicable to Agent or Lender; (f) to the extent reasonably necessary in connection with the exercise of any right or remedy under any Loan Document, including Agent’s sale, lease, or other disposition of Collateral after default; (g) to any participant or assignee of Agent or Lender or any prospective participant or assignee; provided, that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure; or (h) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents.

11.13Assignment of Rights.  Borrower acknowledges and understands that Agent or Lender may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”).  After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lender shall retain all rights, powers and remedies hereby given.  No such assignment by Agent or Lender shall relieve Borrower of any of its obligations hereunder.  Lender agrees that in the event of any transfer by it of the Note(s)(if any), it will endorse thereon a notation as to the portion of the principal of the Note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

11.14Revival of Secured Obligations.  This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

from Agent or Lender.  The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lender or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lender in Cash.

11.15Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

11.16No Third Party Beneficiaries.  No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lender and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lender and Borrower.

11.17Agency.

(a)Lender hereby irrevocably appoints Hercules Technology Growth Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b)Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Loan Commitments) in effect on the date on which indemnification is sought under this Section 11.17, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

(c)Agent in Its Individual Capacity.  The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.

(d)Exculpatory Provisions.  Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, Agent shall not:

(i)be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing;

(ii)have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lender, provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and

(iii)except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

(e)Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Lender or as Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.

(f)Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent.

(g)Reliance by Agent.  Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties.  In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents.  Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith.  Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction.  Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lender with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

11.18Publicity.  None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party's name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the " Publicity Materials"); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.12.

11.19Borrower Liability.  Either Borrower may, acting singly, request Advances hereunder.  Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Advances hereunder.  Each Borrower hereunder shall be jointly and severally obligated to repay all Advances made hereunder, regardless of which Borrower actually receives said Advance, as if each Borrower hereunder directly received all Advances.  Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, including, without limitation, the benefit of California Civil Code Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections 1432, 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and 2899 and 3433, and (b) any right to require Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Lender under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Secured Obligations, for any payment made by Borrower with respect to the Secured Obligations in connection with this Agreement or otherwise and all rights that it might have to

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

benefit from, or to participate in, any security for the Secured Obligations as a result of any payment made by Borrower with respect to the Secured Obligations in connection with this Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Lender and such payment shall be promptly delivered to Lender for application to the Secured Obligations, whether matured or unmatured.

(SIGNATURES TO FOLLOW)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER:
PARATEK PHARMACEUTICALS, INC.
Signature:	/s/ Douglas W. Pagán
Print Name:	Douglas W. Pagán
Title:	Chief Financial Officer

PARATEK PHARMA, LLC
Signature:	/s/ Douglas W. Pagán
Print Name:	Douglas W. Pagán
Title:	Chief Financial Officer

Accepted in Palo Alto, California:

AGENT:
HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Associate General Counsel

LENDER:
HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership
By:	Hercules Technology SBIC Management, LLC, its General Partner
By:	Hercules Technology Growth Capital, Inc., its Manager
Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Associate General Counsel

(Signature Page to Loan and Security Agreement)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership
By:	Hercules Technology SBIC Management, LLC, its General Partner
By:	Hercules Technology Growth Capital, Inc., its Manager
Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Associate General Counsel

(Signature page to Loan and Security Agreement)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Table of Addenda, Exhibits and Schedules

Addendum 1:	SBA Provisions

Exhibit A:	Advance Request
Attachment to Advance Request
Exhibit B:	Promissory Note
Exhibit C:	Name, Locations, and Other Information for Borrower
Exhibit D:	Borrower’s Patents, Trademarks, Copyrights and Licenses
Exhibit E:	Borrower’s Deposit Accounts and Investment Accounts
Exhibit F:	Compliance Certificate
Exhibit G:	Joinder Agreement
Exhibit H:	ACH Debit Authorization Agreement

Schedule 1	Subsidiaries
Schedule 1.1	Commitments

Schedule 1A	Existing Permitted Indebtedness
Schedule 1B	Existing Permitted Investments
Schedule 1C	Existing Permitted Liens
Schedule 5.3	Consents, Etc.
Schedule 5.5	Actions Before Governmental Authorities
Schedule 5.8	Tax Matters
Schedule 5.9	Intellectual Property Claims
Schedule 5.10	Intellectual Property
Schedule 5.11	Borrower Products
Schedule 5.14	Capitalization

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

(a)Borrower’s Business.  For purposes of this Addendum 1, Borrower shall be deemed to include its “affiliates” as defined in Title 13 Code of Federal Regulations Section 121.103.  Borrower represents and warrants to Agent and Lender as of the Closing Date and covenants to Agent and Lender for a period of one year after the Closing Date with respect to subsections 2, 3, 4, 5, 6 and 7 below, as follows:

(i)	Size Status. Borrower NAICS code is 325412 and Borrower does not have more than seven hundred fifty (750) employees;
(ii)

No Relender.  Borrower’s primary business activity does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair;

(iii)

No Passive Business.  Borrower is engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties).  Borrower’s employees are carrying on the majority of day to day operations.  Borrower will not pass through substantially all of the proceeds of the Loan to another entity;

(iv)

No Real Estate Business.  Borrower is not classified under Major Group 65 (Real Estate) or Industry No. 1531 (Operative Builders) of the SIC Manual.  The proceeds of the Loan will not be used to acquire or refinance real property unless Borrower (x) is acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes.

(v)

No Project Finance.  Borrower’s assets are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of Borrower’s business does not require that a stream of cash payments be made to the business's financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells).  The primary purpose of the Loan is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of Borrower (e.g., motion pictures and electric generating plants).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(vi)

No Farm Land Purchases.  Borrower will not use the proceeds of the Loan to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned.

(vii)

No Foreign Investment.  The proceeds of the Loan will not be used substantially for a foreign operation.  At the time of the Loan, Borrower will not have more than 49 percent of its employees or tangible assets located outside the United States.  The representation in this subsection (vii) is made only as of the date hereof and shall not continue for one year as contemplated in the first sentence of this Section 1.

(b)Small Business Administration Documentation.  Agent and Lender acknowledge that Borrower completed, executed and delivered to Agent SBA Forms 480, 652 and 1031 (Parts A and B) together with a business plan showing Borrower’s financial projections (including balance sheets and income and cash flows statements) for the period described therein and a written statement (whether included in the purchase agreement or pursuant to a separate statement) from Agent regarding its intended use of proceeds from the sale of securities to Lender (the “Use of Proceeds Statement”).  Borrower represents and warrants to Agent and Lender that the information regarding Borrower and its affiliates set forth in the SBA Form 480, Form 652 and Form 1031 and the Use of Proceeds Statement delivered as of the Closing Date is accurate and complete.

(c)Inspection.  The following covenants contained in this Section (c) are intended to supplement and not to restrict the related provisions of the Loan Documents.  Subject to the preceding sentence, Borrower will permit, for so long as Lender holds any debt or equity securities of Borrower, Agent, Lender or their representative, at Agent’s or Lender’ expense, and examiners of the SBA to visit and inspect the properties and assets of Borrower, to examine its books of account and records, and to discuss Borrower’s affairs, finances and accounts with Borrower’s officers, senior management and accountants, all at such reasonable times as may be requested by Agent or Lender or the SBA.

(d)Annual Assessment.  Promptly after the end of each calendar year (but in any event prior to February 28 of each year) and at such other times as may be reasonably requested by Agent or Lender, Borrower will deliver to Agent a written assessment of the economic impact of Lender’s investment in Borrower, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of Borrower in terms of expanded revenue and taxes, other economic benefits resulting from the investment (such as technology development or commercialization, minority business development, or expansion of exports) and such other information as may be required regarding Borrower in connection with the filing of Lender’s SBA Form 468.   Lender will assist Borrower with preparing such assessment.  In addition to any other rights granted hereunder, Borrower will grant Agent and Lender and the SBA access to Borrower’s books and records for the purpose of verifying the use of such proceeds.  Borrower also will furnish or cause to be furnished to Agent and Lender such other information regarding the business, affairs and condition of Borrower as Agent or Lender may from time to time reasonably request.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)Use of Proceeds.  Borrower will use the proceeds from the Loan only for purposes set forth in this Addendum 1.  Borrower will deliver to Agent from time to time promptly following Agent’s request, a written report, certified as correct by Borrower's Chief Financial Officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed.  Borrower will supply to Agent such additional information and documents as Agent reasonably requests with respect to its use of proceeds and will permit Agent and Lender and the SBA to have access to any and all Borrower records and information and personnel as Agent deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified in this Addendum 1.

(f)Activities and Proceeds.  Neither Borrower nor any of its affiliates (if any) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. §107.720.  Without obtaining the prior written approval of Agent, Borrower will not change within 1 year of the date hereof, Borrower’s current business activity to a business activity which a licensee under the SBIC Act is prohibited from providing funds by the SBIC Act.

(g)Redemption Provisions.  Notwithstanding any provision to the contrary contained in the Certificate of Incorporation of Borrower, as amended from time to time (the “Charter”), if, pursuant to the redemption provisions contained in the Charter, Lender is entitled to a redemption of its Warrant, such redemption (in the case of Lender) will be at a price equal to the redemption price set forth in the Charter (the “Existing Redemption Price”).  If, however, Lender delivers written notice to Borrower that the then current regulations promulgated under the SBIC Act prohibit payment of the Existing Redemption Price in the case of an SBIC (or, if applied, the Existing Redemption Price would cause the Series C Preferred Stock to lose its classification as an “equity security” and Lender has determined that such classification is unadvisable), the amount Lender will be entitled to receive shall be the greater of (i) fair market value of the securities being redeemed taking into account the rights and preferences of such securities plus any costs and expenses of the Lender incurred in making or maintaining the Warrant, and (ii) the Existing Redemption Price where the amount of accrued but unpaid dividends payable to the Lender is limited to Borrower's earnings plus any costs and expenses of the Lender incurred in making or maintaining the Warrant; provided, however, the amount calculated in subsections (i) or (ii) above shall not exceed the Existing Redemption Price.

(h)Compliance and Resolution.   Borrower agrees that a failure to comply with Borrower’s obligations under this Addendum, or any other set of facts or circumstances where it has been asserted by any governmental regulatory agency (or Agent or Lender believes that there is a substantial risk of such assertion) that Agent, Lender and their affiliates are not entitled to hold, or exercise any significant right with respect to, any securities issued to Lender by Borrower, will constitute a breach of the obligations of Borrower under the financing agreements among Borrower, Agent and Lender.  In the event of (i) a failure to comply with Borrower’s obligations under this Addendum; or (ii) an assertion by any governmental regulatory agency (or Agent or Lender believes that there is a substantial risk of such assertion) of a failure to comply with Borrower’s obligations under this Addendum, then (i) Agent, Lender and Borrower will meet and resolve any such issue in good faith to the satisfaction of Borrower, Agent, Lender, and any governmental regulatory agency, and (ii) upon request of Lender or Agent, Borrower will

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

cooperate and assist with any assignment of the financing agreements among Hercules Technology II, L.P., Hercules Technology III, L.P., and Hercules Technology Growth Capital, Inc.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A
ADVANCE REQUEST

To:	Agent:	Date: __________, 201_
Hercules Technology Growth Capital, Inc. (the “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Attn:

Paratek Pharmaceuticals, Inc. and Paratek Pharma, LLC (jointly and severally, individually and collectively, the “Borrower”) hereby requests from Hercules Technology Growth Capital, Inc. (“Lender”) an Advance in the amount of _____________________ Dollars ($________________) on ______________, _____ (the “Advance Date”) pursuant to the Loan and Security Agreement among Borrower, Agent and Lender (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a)	Issue a check payable to Borrower
or
(b)	Wire Funds to Borrower’s account
Bank:
Address:

ABA Number:
Account Number:
Account Name:
Contact Person:
Phone Number
To Verify Wire Info:
Email address:

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to:  (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement and in the Warrants are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents.  Borrower understands and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lender may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which  have been represented above shall not be true and correct on the Borrowing Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of ____________________, 201_.

BORROWER:

PARATEK PHARMACEUTICALS, INC.
SIGNATURE:
TITLE:
PRINT NAME:

PARATEK PHARMA, LLC
SIGNATURE:
TITLE:
PRINT NAME:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT TO ADVANCE REQUEST

Dated: _______________________

Borrower hereby represents and warrants to Agent that Borrower’s current name and organizational status is as follows:

Name:	[ ]

Type of organization:	[ ]

State of organization:	[ ]

Organization file number:	[ ]

Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current locations are as follows:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B
PROMISSORY NOTE

$[ ],000,000	Advance Date: ___ __, 20[ ]
Maturity Date: ___ __, 20[ ]

FOR VALUE RECEIVED, Paratek Pharmaceuticals, Inc., a Delaware corporation, and Paratek Pharma, LLC, a Delaware limited liability company, for themselves and each of their Qualified Subsidiaries (individually and collectively, jointly and severally, the “Borrower”) hereby promises to pay to the order of Hercules Technology Growth Capital, Inc., a Maryland corporation or the holder of this Note (the “Lender”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of [  ] Million Dollars ($[  ],000,000) or such other principal amount as Lender has advanced to Borrower, together with interest at a rate as set forth in Section 2.1(c) of the Loan Agreement based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month.

This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated September 30, 2015, by and among Borrower, Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Agent”) and the several banks and other financial institutions or entities from time to time party thereto as lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof.  All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.  An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law.   Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense.  This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California.  This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

BORROWER FOR ITSELF:

PARATEK PHARMACEUTICALS, INC.
By:
Title:

PARATEK PHARMA, LLC
By:
Title:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C:

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

I.  Paratek Pharmaceuticals, Inc.

1.  Inc. represents and warrants to Agent that Inc.’s current name and organizational status as of the Closing Date is as follows:

Name:	Paratek Pharmaceuticals, Inc.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	3362025

2.  Inc. represents and warrants to Agent that for five (5) years prior to the Closing Date, Inc. did not do business under any other name or organization or form except the following:

Name:	Transcept Pharmaceuticals, Inc.
Used during dates of:	Prior to Oct 2014
Type of Organization:	Corporation
State of organization:	Delaware
Organization file Number: 3362025
Inc.’s fiscal year ends on December 31.
Inc.’s federal employer tax identification number is: 33-0960223

3.  Inc. represents and warrants to Agent that its chief executive office is located at 75 Park Plaza, 4th Floor, Boston, MA 02116.

II.  Paratek Pharma, LLC

2.  LLC represents and warrants to Agent that LLC’s current name and organizational status as of the Closing Date is as follows:

Name:	Paratek Pharma, LLC
Type of organization:	Limited Liability Company
State of organization:	Delaware

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Organization file number:	5560633

2.  LLC represents and warrants to Agent that for five (5) years prior to the Closing Date, LLC did not do business under any other name or organization or form except the following:

Name:	Tigris Acquisition Sub, LLC
Used during dates of:	June 2014 – October 2014
Type of Organization:	Limited Liability Company
State of organization:	Delaware
Organization file Number: 5560633
LLC’s fiscal year ends on December 31
LLC’s federal employer tax identification number is: 47-2035918

       3.  LLC represents and warrants to Agent that its chief executive office is located at 75 Park Plaza, 4th Floor, Boston, MA 02116.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D:

BORROWER’S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

[See attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D
PARATEK PHARMACEUTICALS, INC. PATENT PORTFOLIO
CONFIDENTIAL

McCarter Ref.	Paratek Ref.	Country	Appln. No.	Filing Date	Patent No.	Issue Date	Title	Status
124418-01803	PKZ-018	US	09/660598	09/13/2000	6617318B1	09/09/2003	METHODS OF PREPARING SUBSTITUTED TETRACYCLINES WITH TRANSITION METAL-BASED CHEMISTRIES	Granted
124418-01804	PKZ-0018CPDV	US	10/616531	07/09/2003	7067681B2	06/27/2006	METHODS OF PREPARING SUBSTITUTED TETRACYCLINES WITH TRANSITION METAL-BASED CHEMISTRIES	Granted
124418-01808	PKZ-018CPCN2	US	11/004559	12/03/2004	8106225	01/31/2012	METHODS OF PREPARING SUBSTITUTED TETRACYCLINES WITH TRANSITION METAL-BASED CHEMISTRIES	Granted
124418-02101	PKZ-021CPRCE	US	09/768189	01/23/2001	6833365B2	12/21/2004	TETRACYCLINE COMPOUNDS FOR TREATMENT OF CRYPTOSPORIDIUM PARVUM RELATED DISORDERS	Granted
124418-02501	PAZ-025CP	US	09/823884	03/30/2001	6818634 B2	11/16/2004	7- AND 9-CARBAMATE, UREA, THIOUREA, THICARBAMATE, AND HETEROARYL-AMINO SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-03507	PKZ-035CN4	US	12/476053	06/01/2009	8012711	09/06/2011	METHODS OF SCREENING FOR COMPOUNDS THAT REDUCE MICROBIAL RESISTANCE TO FLUOROQUINOLONES	Granted
124418-05406	PAZ-054CP2RCE	US	10/700661	11/03/2003	7405235 B2	07/29/2008	TRANSCRIPTION FACTOR MODULATING COMPOUNDS AND METHODS OF USE THEREOF	Granted
124418-05601	PAZ-056	US	09/852908	05/10/2001	6642270B2	11/04/2003	7-SUBSTITUTED FUSED RING TETRACYCLINE COMPOUNDS	Granted
124418-05606	PAZ-056CPCN4	US	13/031075	02/18/2011	8288570	10/16/2012	7- SUBSTITUTED FUSED RING TETRACYCLINE COMPOUNDS	Granted
124418-05639	PAZ-056HKDV2	HK	11110200.2	09/27/2011			7 SUBSTITUTED FUSED RING TETRACYCLINE COMPOUNDS	Published
124418-05683	PAZ-056EPDV2	EP	10181635.3	05/10/2001			7 SUBSTITUTED FUSED RING TETRACYCLINE COMPOUNDS	Published
124418-05701	PKZ-057CN2	US	11/706111	02/13/2007	7521437	04/21/2009	7-PHENYL-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-05703	PAZ-057CN4	US	12/967906	12/14/2010	8168810	05/01/2012	7-PHENYL-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-05801	PAZ-058CN4	US	12/356907	01/21/2009	8012951	09/06/2011	7-N-SUBSTITUTED PHENYL TETRACYCLINE COMPOUNDS	Granted
124418-05802	PAZ-058CN5	US	13/173968	06/30/2011	8293931	10/23/2012	7-N-SUBSTITUTED PHENYL TETRACYCLINE COMPOUNDS	Granted
124418-06401	PKZ-064	US	09/894805	06/29/2001	6624168B2	09/23/2003	7, 8 AND 9-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-06403	PKZ-064CN3	US	11/454221	06/16/2006	7361674 B2	04/22/2008	7, 8 AND 9-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-06406	PKZ-064CPDV	US	13/012590	01/24/2011	8252777	08/28/2012	7, 8 AND 9-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-06501	PKZ-065CPDV	US	12/635423	12/10/2009	8119622	02/21/2012	7- PHENYL-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-06902	PAZ-069CPCN	US	10/285975	11/01/2002	6849615B2	02/01/2005	13-SUBSTITUTED METHACYCLINE COMPOUNDS	Granted
124418-08003	PAZ-080CP	US	09/895812	06/29/2001	6818635 B2	11/16/2004	7-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-08005	PAZ-0080CPCN2	US	12/481368	06/09/2009	8492365 B2	07/23/2013	7-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-08101	PAZ-081CP	US	09/895797	06/29/2001	6683068B2	01/27/2004	7,9-SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-08181	PAZ-081CPMX	MX	PA/a/2003/008165	09/10/2003	237137	05/24/2006	7,9-SUBSTITUTED TETRACYLINE COMPOUNDS	Granted
124418-08201	PAZ-082CP	US	09/895857	06/29/2001	6846939B2	01/25/2005	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08202	PAZ-082CPDV	US	10/839023	05/04/2004	8048867	11/01/2011	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08203	PAZ-082CPCN2	US	12/351405	01/09/2009	8258120	09/04/2012	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08207	PAZ-0082CPCN4	US	13/547870	07/12/2012	9090541	07/28/2015	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08209	PAZ-0082CPCN5	US	14/732350	06/05/2015			9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Pending
124418-08221	PAZ-082CPAL	AL	01965828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08222	PAZ-082CPAT	AT	01 96 5828.5	06/29/2001	E336481	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08224	PAZ-082CPAU	AU	2001286388	06/29/2001	2001286388	11/04/2005	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08225	PAZ-082CPBR	BR	PI0112269-0	06/29/2001			9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Pending
124418-08226	PAZ-0082CPCA	CA	2415178	01/06/2003	2415178	05/25/2010	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08227	PAZ-082CPBE	BE	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08228	PAZ-082CPCI	CN	01815087.X	06/29/2001	ZL01815087.X	04/01/2009	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08229	PAZ-0082CPCH	CH	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-08232	PAZ-082CPDE	DE	01 96 5828.5	06/29/2001	60122341.1-08	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08233	PAZ-082CPDK	DK	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08234	PAZ-082CPEA	EA	200300135	06/29/2001	009175	12/28/2007	SUBSTITUTED METHACYCLINE COMPOUNDS (VARIANTS), PHARMACEUTICAL COMPOSITION (VARIANTS) AND METHOD FOR TREATING A TETRACYCLINE RESPONSIVE STATE IN A MAMMAL (VARIANTS)	Granted
124418-08235	PAZ-082CPEP	EP	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08237	PAZ-082CPES	ES	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08238	PAZ-082CPFI	FI	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08239	PAZ-082CPHKDV2	HK	11110199.5	09/27/2011			9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Published
124418-08240	PAZ-082CPIN	IN	138/CHENP/2003	06/29/2001	209561	09/05/2007	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08241	PAZ-082CPFR	FR	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08242	PAZ-082CPIL	IL	153639	06/29/2001	153639	02/01/2011	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08243	PAZ-082CPJP	JP	2002-509074	06/29/2001	4925549	02/17/2012	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08244	PAZ-082CPGB	GB	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08245	PAZ-082CPGR	GR	3059830	06/29/2001	20060403922	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08246	PAZ-082CPKR	KR	10-2003-7000160	06/29/2001	674047		9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08247	PAZ-082CPHR	HR	P20030091A	06/29/2001	P20030091A		9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08248	PAZ-082CPMX	MX	PA/a/2003/000055	01/07/2003	232833	12/13/2005	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08250	PAZ-0082CPHU	HU	P0301169	06/29/2001	229577	01/10/2014	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08251	PAZ-082CPIE	IE	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08252	PAZ-082CPILDV	IL	177854	09/03/2006	177854	05/29/2013	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08254	PAZ-082CPIT	IT	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08256	PAZ-082CPLT	LT	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-08257	PAZ-082CPLU	LU	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08258	PAZ-082CPLV	LV	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08259	PAZ-082CPMC	MC	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08260	PAZ-082CPMK	MK	MK/P2006/400	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08261	PAZ-082CPZA	ZA	2003/0749	06/29/2001	2003/0749	08/31/2005	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08263	PAZ-082CPTW	TW	090116602	07/06/2001	I299038	07/21/2008	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08264	PAZ-082CPNL	NL	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08265	PAZ0982CPPT	PT	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08266	PAZ-082CPRO	RO	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08267	PAZ-0082CPSE	SE	01 96 5828.5	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08268	PAZ-082CPSI	SI	P-200130646	06/29/2001	1301467	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08269	PAZ-082CPTR	TR	01 96 5828.5	06/29/2001	TR 2006 06401 T4	08/16/2006	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08280	PAZ-082CPCZDV	CZ	PV2009-877	06/29/2001	303702	03/15/2013	MINOCYCLINE COMPOUNDS	Granted
124418-08282	PAZ-082CPEPDV2	EP	10182900.0	09/29/2010			9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Published
124418-08283	PAZ-082CPINDV2	IN	2945/CHENP/2011	04/29/2011			9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Published
124418-08284	PAZ-0082CPJPDV	JP	2008-157219	06/16/2008	5037436	07/13/2012	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08285	PAZ-0082CPMXDV	MX	PA/a/2005/009949	09/19/2005	267294	06/09/2009	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-08286	PAZ-0082CPMXCV2	MX	MX/a/2009/008670	08/13/2009	309026	04/25/2013	9-SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-11301	PAZ-113CPRCE	US	10/097457	03/14/2002	6841546B2	01/11/2005	SUBSTITUTED TETRACYCLINE COMPOUNDS AS ANTIFUNGAL AGENTS	Granted
124418-11401	PAZ-114CP2RCE	US	10/692563	10/24/2003	8088820	01/03/2012	SUBSTITUTED TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF MALARIA	Granted
124418-11435	PAZ-114CPEP	EP	02723955.7	04/24/2002	1399414	01/13/2010	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-14201	PAZ-142CPCN	US	10/943571	09/16/2004	7960366	06/14/2011	SUBSTITUTED TETRACYCLINE COMPOUNDS AS SYNERGISTIC ANTIFUNGAL AGENTS	Granted
124418-14202	PAZ-142CP	US	10/097634	03/14/2002	7045507B2	05/16/2006	SUBSTITUTED TETRACYCLINE COMPOUNDS AS SYNERGISTIC ANTIFUNGAL AGENTS	Granted
124418-14707	PAZ-147CP2CN2	US	14/285105	05/22/2014			TETRACYCLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Published
124418-14735	PAZ-147CPEP	EP	02748169.6	07/15/2002	1408987	04/10/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-14743	PAZ-147CPJPDDV	JP	2009-187938	08/14/2009	5182956	01/25/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-14782	PAZ-0147CPCH	CH	02748169.6	07/15/2002	1408987	04/10/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-14783	PAZ-0147CPDE	DE	02748169.6	07/15/2002	60244797.6	04/10/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-14784	PAZ-0147CPFR	FR	02748169.6	07/15/2002	1408987	04/10/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-14785	PAZ-0147CPGB	GB	02748169.6	07/15/2002	1408987	04/10/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-14786	PAZ-0147CPIE	IE	02748169.6	07/15/2002	1408987	04/10/2013	TETRACYLINE COMPOUNDS HAVING TARGET THERAPEUTIC ACTIVITIES	Granted
124418-16304	PAZ-163CPCN2	US	14/176923	02/10/2014			4-DEDIMETHYLAMINO TETRACYCLINE COMPOUNDS	Allowed
124418-16306	PAZ-163CP	US	10/337914	01/06/2003	7056902B2	06/06/2006	4-DEDIMETHYLAMINO TETRACYCLINE COMPOUNDS	Granted
124418-16339	PAZ-163CPHKDV5	HK	11112270.3	11/14/2011			4-DEDIMETHYLAMINO TETRACYCLINE COMPOUNDS	Published
124418-16379	PAZ-163CPEPDV5	EP	10183340.8	02/04/2011	2322501	08/05/2015	4-DEDIMETHYLAMINO TETRACYCLINE COMPOUNDS	Granted
124418-16382	PAZ-163CPJPDV2	JP	2014-260626	12/24/2014			4-DEDIMETHYLAMINO TETRACYCLINE COMPOUNDS	Published
124418-16383	PAZ-163CPEPDV6	EP	15176495.8	07/13/2015			4-DEDIMETHYLAMINO TETRACYCLINE COMPOUNDS	Pending
124418-17305	PAZ-173CPCN3	US	12/727114	03/18/2010	8481513	07/09/2013	3, 10, AND 12a SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-17306	PAZ-173CPCN4	US	13/936941	07/08/2013			3, 10, AND 12a SUBSTITUTED TETRACYCLINE COMPOUNDS	Pending
124418-17402	PAZ-174CN4	US	12/625282	11/24/2009	8101591	01/24/2012	9-AMINOACYL TETRACYCLINE COMPOUNDS AND METHODS OF USE THEREOF	Granted
124418-17503	PAZ-175CN5	US	13/038102	03/01/2011	8304445	11/06/2012	7-PYRAZOLYL TETRACYCLINE COMPOUNDS AND METHODS OF USE THEREOF	Granted
124418-17601	PAZ-176CN2	US	10/752378	01/05/2004	7323492 B2	01/29/2008	7-PYROLLYL 9-AMINOACYL TETRACYCLINE COMPOUNDS AND METHODS OF USE THEREOF (AS AMENDED)	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-17602	PAZ-176CN3	US	11/949392	12/03/2007	8211937	07/03/2012	7-PYROLLYL 9-AMINOACYL TETRACYCLINE COMPOUNDS AND METHODS OF USE THEREOF	Granted
124418-17804	PAZ-0178CPCN	US	10/737361	12/15/2003	7326696 B2	02/05/2008	AMINO-METHYL SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-18101	PAZ-181CPCN	US	10/740961	12/18/2003	7820641	10/26/2010	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-20502	PAZ-205CP	US	10/692764	10/24/2003	8173624	05/08/2012	METHODS OF USING SUBSTITUTED TETRACYCLINE COMPOUNDS TO MODULATE RNA	Granted
124418-20505	PAZ-205CPCN3	US	14/790179	07/02/2015			METHODS OF USING SUBSTITUTED TETRACYCLINE COMPOUNDS TO MODULATE RNA	Pending
124418-22201	PAZ-222CNRCE	US	10/786881	02/24/2004	7553828	06/30/2009	9-AMINOMETHYL SUBSTITUTED MINOCYCLINE COMPOUNDS	Granted
124418-22203	PAZ-222CN3	US	14/318031	06/27/2014			9-AMINOMETHYL SUBSTITUTED MINOCYCLINE COMPOUNDS	Published
124418-22902	PAZ-0229CP	US	12/110627	04/28/2008			METHODS FOR SYNTHESIZING AND PURIFYING AMINOALKYL COMPOUNDS	Published
124418-22904	PAZ-0229CPDVCN	US	14/041593	09/30/2013	8946196	02/03/2015	METHODS FOR SYNTHESIZING AND PURIFYING AMINOALKYL TETRACYCLINE COMPOUNDS	Granted
124418-23105	PAZ-0231CPCN	US	14/281357	05/19/2014			SUBSTITUTED TETRACYCLINE COMPOUNDS	Published
124418-23135	PAZ-0231CPEP	EP	04756012.3	06/25/2004	1648859	02/27/2013	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-23140	PAZ-231CPINDV	IN	1640/CHENP/2009	03/23/2009			SUBSTITUTED TETRACYCLINE COMPOUNDS	Pending
124418-23146	PAZ-231CPKR	KR	10-2006-7000487	01/09/2006	10-1228706	01/25/2013	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-26000	PAZ-0260CP	US	11/258622	10/25/2005	8466132 B2	06/18/2013	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-26001	PAZ-260CPCN	US	13/918197	06/14/2013			SUBSTITUTED TETRACYCLINE COMPOUNDS	Published
124418-26085	PAZ-0260CPEPDV5	EP	10182880.4	09/29/2010			SUBSTITUTED TETRACYCLINE COMPOUNDS	Published
124418-26091	PAZ-260CPEPDV6	EP	15165987.7	04/30/2015			SUBSTITUTED TETRACYCLINE COMPOUNDS	Pending
124418-26092	PAZ-260CPHKDV5	HK	11106797.9	07/04/2011			SUBSTITUTED TETRACYCLINE COMPOUNDS	Published
124418-26402	PAZ-264CP	US	11/348608	02/06/2006	8088755	01/03/2012	11a, 12-DERIVATIVES OF TETRACYCLINE COMPOUNDS	Granted
124418-26403	PAZ-264CPCN	US	13/340040	12/29/2011	8470804	06/25/2013	11A, 12-DERIVATIVES OF TETRACYCLINE COMPOUNDS	Granted
124418-26404	PAZ-264CPCN	US	13/901525	05/23/2013			11A, 12-DERIVATIVES OF TETRACYCLINE COMPOUNDS	Pending

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-26902	PAZ-269CPCN	US	12/462405	08/03/2009	8436031	05/07/2013	TRANSCRIPTION FACTOR MODULATING COMPOUNDS AND METHODS OF USE THEREOF	Granted
124418-28100	PAZ-0281CP	US	11/870317	10/10/2007	8440646 B1	05/14/2013	SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF BACILLUS ANTHRACIS INFECTIONS	Granted
124418-28101	PAZ-0281CPCN	US	13/893130	05/13/2013			SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF BACILLUS ANTHRACIS INFECTIONS	Pending
124418-28502	PAZ-285	US	11/657412	01/24/2007	9078811	07/14/2015	METHODS OF INCREASING ORAL BIOAVAILABILITY OF TETRACYCLINES	Granted
124418-28503	PAZ-285CN	US	14/789506	07/01/2015			METHODS OF INCREASING ORAL BIOAVAILABILITY OF TETRACYCLINES	Pending
124418-29102	PAZ-291CP	US	11/963509	12/21/2007	8513223	08/20/2013	SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Granted
124418-29103	PAZ-291CPCN	US	13/987655	08/19/2013			SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Published
124418-29124	PAZ-291CPAU	AU	2007338681	06/30/2009	2007338681	01/09/2014	SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Granted
124418-29126	PAZ-291CPCA	CA	2673486	06/19/2009	2673486	09/08/2015	SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Granted
124418-29135	PAZ-291CPEP	EP	07870927.6	07/01/2009			SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Published
124418-29139	PAZ-291CPHK	HK	10104070.3	04/27/2010			SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Published
124418-29182	PAZ-291CPCADV	CA	2892739	05/25/2015			SUBSTITUTED TETRACYCLINE COMPOUNDS FOR TREATMENT OF INFLAMMATORY SKIN DISORDERS	Published
124418-29203	PAZ-292CP	US	11/963540	12/21/2007	8318706	11/27/2012	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-29204	PAZ-292CPDV	US	13/686639	11/27/2012	9012433	04/21/2015	SUBSTITUTED TETRACYCLINE COMPOUNDS	Granted
124418-29206	PAZ-292CPDVCN	US	14/669238	03/26/2015			SUBSTITUTED TETRACYCLINE COMPOUNDS	Pending
124418-29224	PAZ-292CPAU	AU	2007338747	06/30/2009	2007338747	04/03/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29225	PAZ-292CPBR	BR	P10720569-4	06/21/2009			TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Published
124418-29226	PAZ-292CPCA	CA	2673466	06/19/2009			SUBSTITUTED TETRACYCLINE COMPOUNDS	Published
124418-29235	PAZ-292CPEP	EP	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29239	PAZ-292CPEPHK	HK	10103267.8	12/21/2007	HK1135101	09/26/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29242	PAZ-292CPIL	IL	199483	06/21/2009	199483	01/31/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-29243	PAZ-292CPJP	JP	2009-542938	06/19/2009	5583411	07/25/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29244	PAZ-292CPILDV	IL	234755	09/21/2014			TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Pending
124418-29245	PAZ-292CPHKDV1	HK	12110549.1	03/30/2010			TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Published
124418-29246	PAZ-292CPKR	KR	10-2009-7015172	07/20/2009	10-1538175	07/14/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29247	PAZ-292CPJPDV3	JP	2015-160343	08/17/2015			TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Pending
124418-29248	PAZ-292CPMX	MX	MX/a/2009/006846	06/22/2009	317114	01/13/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29250	PAZ-292CPDEDV	DE	12151178.6	01/13/2012	2450347	06/24/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29251	PAZ-292CPESDV	ES	12151178.6	01/13/2012	2450347	06/24/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29252	PAZ-292CPFRDV	FR	12151178.6	01/13/2012	2450347	06/24/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29253	PAZ-292CPGBDV	GB	12151178.6	01/13/2012	2450347	06/24/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29254	PAZ-292CPITDV	IT	12151178.6	01/13/2012	2450347	06/24/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29259	PAZ-292CPLT	LT	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29261	PAZ-292CPMC	MC	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29262	PAZ-292CPLV	LV	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29264	PAZ-292CPAT	AT	07867938.8	07/09/2009	AT E 652092	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29266	PAZ-292CPPL	PL	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29267	PAZ-292CPHU	HU	07867938.8	07/09/2009	E07867938	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29268	PAZ-292CPEE	EE	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29269	PAZ-292CPCZ	CZ	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29270	PAZ-292CPDK	DK	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29271	PAZ-292CPSK	SK	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-29272	PAZ-292CPRO	RO	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29273	PAZ-292CPSI	SI	P-20073452	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29275	PAZ-292CPMT	MT	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29279	PAZ-292CPEPDV	EP	12151178.6	01/13/2012	2450347	06/24/2015	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29280	PAZ-292CPCH	CH	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29281	PAZ-292CPDE	DE	07867938.8	07/09/2009	602007035118.9	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29282	PAZ-292CPEPDV2	EP	12151177.8	01/31/2012			TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Allowed
124418-29284	PAZ-292CPES	ES	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29285	PAZ-292CPFR	FR	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29286	PAZ-292CPGB	GB	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29287	PAZ-292CPTR	TR	07867938.8	07/09/2009	TR 2014/05295 T4	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29289	PAZ-292CPIE	IE	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29290	PAZ-292CPIT	IT	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29291	PAZ-292CPLU	LU	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29292	PAZ-292CPPT	PT	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29293	PAZ-292CPNL	NL	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29294	PAZ-292CPIS	IS	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29296	PAZ-292CPFI	FI	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29297	PAZ-292CPBE	BE	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29298	PAZ-292CPSE	SE	07867938.8	07/09/2009	2109602	02/12/2014	TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Granted
124418-29299	PAZ-292CPJPDV2	JP	2014-121362	06/12/2014			TETRACYCLINE DERIVATIVES FOR THE TREATMENT OF BACTERIAL, VIRAL AND PARASITIC INFECTIONS	Published

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-29606	PAZ-296CP	US	12/102623	04/14/2008	7935687	05/03/2011	METHODS FOR TREATING SPINAL MUSCULAR ATROPHY USING TETRACYCLINE COMPOUNDS	Granted
124418-29607	PAZ-0296CPCN1	US	13/099993	05/03/2011	8399437 B2	03/19/2013	METHODS FOR TREATING SPINAL MUSCULAR ATROPHY USING TETRACYCLINE COMPOUNDS	Granted
124418-30503	PAZ-305CP	US	12/217709	07/07/2008			METHODS FOR SYNTHESIZING SUBSTITUTED TETRACYCLINE COMPOUNDS	Published
124418-30535	PAZ-305-1EP	EP	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30539	PAZ-305HK	HK	10106266.2	06/25/2010	1139386B	10/05/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30582	PAZ-305-1 FR	FR	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30583	PAZ-305-1 DE	DE	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30584	PAZ-305-1 IT	IT	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30585	PAZ-305-1 ES	ES	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30586	PAZ-305-1 CH	CH	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-30587	PAZ-305-1 GB	GB	08826197.9	02/04/2010	2176216	04/25/2012	METHODS FOR SYNTHESIZING 9-SUBSTITUTED MINOCYCLINE	Granted
124418-31403	PAZ-314CP2	US	14/258847	04/22/2014			MINOCYCLINE COMPOUNDS AND METHODS OF USE THEREOF	Published
124418-31502	PAZ-0315CP	US	12/414615	03/30/2009			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Published
124418-31523	PAZ-315-1 AR	AR	P20100101037	03/30/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Published
124418-31525	PAZ-315-1 BR	BR	PI0909211-0	09/28/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Pending
124418-31526	PAZ-315-1 CA	CA	2719751	11/24/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Published
124418-31527	PAZ-315-1 CL	CL	281-2010	03/29/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Pending
124418-31528	PAZ-315-1 CN	CN	200980119105.6	11/25/2010	ZL200980119105.6	12/19/2012	ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Granted
124418-31535	PAZ-315-1 EP	EP	09723896.8	10/14/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Published
124418-31540	PAZ-315-1 IN	IN	6812/CHENP/2010	10/22/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Published
124418-31546	PAZ-315-1 KR	KR	10-2010-7024076	10/27/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Pending

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-31561	PAZ-315-1 ZA	ZA	2010/07013	10/01/2010	2010/07013	11/21/2013	ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Granted
124418-31565	PAZ-315-1 TN	TN	TN2010/0445	09/24/2010	21747	03/05/2012	ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Granted
124418-31566	PAZ-315-1 UA	UA	a201012435	10/21/2010			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Allowed
124418-31577	PAZ-315-1JPDV	JP	2014-152471	07/28/2014			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Published
124418-31582	PAZ-315-1UADV	UA	a201505310	05/29/2015			ORAL AND INJECTABLE FORMULATIONS OF TETRACYCLINE COMPOUNDS	Pending
124418-32002	PAZ-320-1	US	12/471758	05/26/2009	8383610 B2	02/26/2013	SALTS AND POLYMORPHS OF 9-(2,2-DIMETHYLPROPYL-AMINOMETHYL) MINOCYCLINE	Granted
124418-32003	PAZ-320-1CPDV	US	13/749101	01/24/2013			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Allowed
124418-32023	PAZ-320-1 AR	AR	P090101875	05/26/2009			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32024	PAZ-320-1 AU	AU	2009248795	12/01/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32025	PAZ-320-1 BR	BR	PI0913026-8	11/23/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32026	PAZ-320-1 CA	CA	2724897	11/18/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32027	PAZ-0320-1 01MC	MC	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32028	PAZ-320-1 CN	CN	200980129398.6	01/21/2011			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Allowed
124418-32030	PAZ-0320-1 01AT	AT	09751737.9	12/10/2010	AT E 712971	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32031	PAZ-0320-1 01HU	HU	09751737.9	12/10/2010	E09751737	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32035	PAZ-320-1 EP	EP	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32038	PAZ-320-1HKDV	HK	15105134.9	05/29/2015			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32039	PAZ-320-1 HK	HK	11109171.9	08/30/2011			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32040	PAZ-320-1 IN	IN	8287/CHENP/2010	12/20/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32041	PAZ-320-1 ID	ID	W00201004382	12/17/2010		01/23/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32042	PAZ-320-1 IL	IL	209414	11/18/2010	209414	01/31/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-32043	PAZ-320-1 JP	JP	2011-510742	11/22/2010	5727930	04/10/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32044	PAZ-320-1 JO	JO	3/2010				SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32045	PAZ-0320-01MT	MT	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32046	PAZ-320-1 KR	KR	10-2010-7028820	12/22/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32047	PAZ-320-1 MY	MY	PI2010005445	12/02/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32048	PAZ-320-1 MX	MX	MX/a/2010/012622	11/19/2010	308008	03/19/2013	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32049	PAZ-0320-1 MK	MK	09751737.9	12/10/2010	P-2015/273	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32050	PAZ-320-1 MA	MA	33447	12/20/2010	32407	06/01/2011	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32051	PAZ-320-1 NZ	NZ	589574	11/29/2010	589574	05/26/2009	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32052	PAZ-0320-1 01ES	ES	09751737.9	12/10/2010	2538364	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32053	PAZ-0320-1 01CY	CY	09751737.9	12/10/2010	CY20151100497	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32054	PAZ-0320-1NO	NO	09751737.9	12/10/2010	2296464 B1	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32055	PAZ-320-1 PK	PK	440/2009	05/25/2009			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32056	PAZ-0320-1 01HR	HR	09751737.9	12/10/2010	HR P20150584 T1	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32057	PAZ-320-1 PH	PH	1-2010-502624	11/23/2010	1-2010-502624	06/20/2014	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32058	PAZ-320-1 RU	RU	2010152758	12/23/2010	2500665	12/10/2013	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32059	PAZ-0320-1 01CY	LT	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32060	PAZ-320-1 SG	SG	201008531-4	11/22/2010	166542	09/30/2013	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32061	PAZ-320-1 ZA	ZA	2010/08390	01/14/2014	2010/08390	03/26/2014	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32062	PAZ-0320-1 01LV	LV	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32063	PAZ-320-1 TW	TW	098117308	05/25/2009			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-32064	PAZ-320-1 TH	TH	0901002307	05/25/2009			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32066	PAZ-0320-1 01PL	PL	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32067	PAZ-320-1 AE	AE	1166/2010	11/22/2010			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32068	PAZ-0320-1 01EE	EE	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32069	PAZ-0320-1 01CZ	CZ	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32070	PAZ-0320-1 01DK	DK	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32071	PAZ-0320-1 01SK	SK	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32072	PAZ-0320-1 01RO	RO	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32074	PAZ-0320-1 01BG	BG	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32076	PAZ-0320-1 01SI	SI	09751737.9	12/10/2010	P-200931200	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32077	PAZ-320-1JPDV	JP	2015-076659	04/03/2015			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Pending
124418-32078	PAZ-320-1CNDV	CN	201510265009.X	05/22/2015			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32079	PAZ-320-1EPDV	EP	14156670.3	02/25/2014			SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Published
124418-32080	PAZ-0320-1 01CH	CH	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32081	PAZ-320-1 DE	DE	09751737.9	12/10/2010	60200902990.2	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32082	PAZ-320-1 NZDV	NZ	598154	02/13/2012	598154	09/03/2013	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32083	PAZ-320-1 LB	LB	557	01/28/2010	8901		SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32085	PAZ-320-1 FR	FR	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32086	PAZ-320-1 GB	GB	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32087	PAZ-0320-1 01TR	TR	09751737.9	12/10/2010	2015/06780	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32089	PAZ-0320-1 01IE	IE	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-32090	PAZ-320-1 IT	IT	09751737.9	12/10/2010	5020155000019637	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32091	PAZ-0320-1 01LU	LU	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32092	PAZ-0320-1 01GR	GR	20150401137	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32093	PAZ-0320-1 01NL	NL	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32094	PAZ-0320-1 01IS	IS	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32096	PAZ-0320-1 01FI	FI	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32097	PAZ-0320-1 01BE	BE	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32098	PAZ-0320-1 01SE	SE	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-32099	PAZ-0320-1 01PT	PT	09751737.9	12/10/2010	2296464	03/04/2015	SALTS AND POLYMORPHS OF A TETRACYCLINE COMPOUND	Granted
124418-40024	PAZ-400CPAU	AU	2009292986	09/21/2009			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Pending
124418-40025	PAZ-400CPBR	BR	PI0918050-8	03/18/2011			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Pending
124418-40026	PAZ-400CPCA	CA	2737470	05/04/2011			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Published
124418-40035	PAZ-400CPEP	EP	09815349.7	04/08/2011			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Published
124418-40039	PAZ-400CPHK	HK	11113599.5	12/15/2011			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Published
124418-40046	PAZ-400CPKR	KR	10-2011-7008759	04/18/2011			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Pending
124418-40048	PAZ-400CPMX	MX	MX/a/2011/002780	03/15/2011			TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Published
124418-40060	PAZ-400CPSG	SG	201101895-9	03/16/2011	169701	09/13/2013	TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Granted
124418-40061	PAZ-400CPZA	ZA	2011/01932	03/14/2011	2011/01932	06/27/2012	TETRACYCLINE COMPOUNDS FOR THE TREATMENT OF RHEUMATOID ARTHRITIS AND RELATED METHODS OF TREATMENT	Granted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-40402	PAZ-404	US	13/471275	05/14/2012

CRYSTALLINE SALTS OF (4S,4AS,5AR,12AS)-4-DIMETHYLAMINO-3,10,12,12A-TETRAHYDROXY-7-[(METHOXY(METHYL)AMINO)-METHYL]-1,11-DIOXO-1,4,4A,5,5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-

CARBOXYLIC ACID AMIDE AND METHODS OF USING THE SAME

						Monitoring
124418-40426	PAZ-404CA	CA	2835876	11/12/2013

CRYSTALLINE SALTS OF (4S,4AS,5AR,12AS)-4-DIMETHYLAMINO-3,10,12,12A-TETRAHYDROXY-7-[(METHOXY(METHYL)AMINO)-METHYL]-1,11-DIOXO-1,4,4A,5,5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE AND METHODS OF USING THE SAME

						Published
124418-40435	PAZ-404EP	EP	12782600.6	12/12/2013

CRYSTALLINE SALTS OF (4S,4AS,5AR,12AS)-4-DIMETHYLAMINO-3,10,12,12A-TETRAHYDROXY-7-[(METHOXY(METHYL)AMINO)-METHYL]-1,11-DIOXO-1,4,4A,5,5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE AND METHODS OF USING THE SAME

						Published
124418-40439	PAZ-404HK	HK	14107977.6	08/04/2014

CRYSTALLINE SALTS OF (4S,4AS,5AR,12AS)-4-DIMETHYLAMINO-3,10,12,12A-TETRAHYDROXY-7-[(METHOXY(METHYL)AMINO)-METHYL]-1,11-DIOXO-1,4,4A,5,5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE AND METHODS OF USING THE SAME

						Published
124418-40443	PAZ-404JP	JP	2014-510546	11/12/2013

CRYSTALLINE SALTS OF (4S,4AS,5AR,12AS)-4-DIMETHYLAMINO-3,10,12,12A-TETRAHYDROXY-7-[(METHOXY(METHYL)AMINO)-METHYL]-1,11-DIOXO-1,4,4A,5,5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE AND METHODS OF USING THE SAME

						Published
124418-40501	PAZ-0405US	US	14/403616	11/25/2014	7-DISUBSTITUTED-PHENYL TETRACYCLINE DERIVATIVES	Published
124418-40524	PAZ-405AU	AU	2013267397	11/26/2014	7-DISUBSTITUTED-PHENYL TETRACYCLINE DERIVATIVES	Pending
124418-40526	PAZ-405CA	CA	2874640	11/24/2014	7-DISUBSTITUTED-PHENYL TETRACYCLINE DERIVATIVES	Pending
124418-40535	PAZ-405EP	EP	13797512.4	12/10/2014	7-DISUBSTITUTED-PHENYL TETRACYCLINE DERIVATIVES	Published
124418-40543	PAZ-405JP	JP	2015-515188	11/28/2014	7-DISUBSTITUTED-PHENYL TETRACYCLINE DERIVATIVES	Published
124418-40602	PAZ-406US	US	14/414567	01/13/2015	TETRACYCLINE COMPOUNDS FOR TREATING NEURODEGENERATIVE DISORDERS	Published
124418-40624	PAZ-406AU	AU	2013289892	01/22/2015	TETRACYCLINE COMPOUNDS FOR TREATING NEURODEGENERATIVE DISORDERS	Pending
124418-40626	PAZ-406CA	CA	2878462	01/06/2015	TETRACYCLINE COMPOUNDS FOR TREATING NEURODEGENERATIVE DISORDERS	Pending
124418-40635	PAZ-406EP	EP	13816225.0	01/22/2015	TETRACYCLINE COMPOUNDS FOR TREATING NEURODEGENERATIVE DISORDERS	Published
124418-40643	PAZ-406JP	JP	2015-521878	01/09/2015	TETRACYCLINE COMPOUNDS FOR TREATING NEURODEGENERATIVE DISORDERS	Pending

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*]
[*]
124418-44002	PAZ-440	US	13/893717	05/14/2013	METHODS OF USING (4S,4AS,5AR,12AS)-4-DIMETHYLAMINO-3,10,12,12A-TETRAHYDROXY-7-[(METHOXY(METHYL)AMINO)-METHYL]-1,11-DIOXO-1,4,4A,5,5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE	Monitoring
124418-44024	PAZ-440AU	AU	2013262991	11/12/2014	METHODS OF USING (4S,4AS,5AR,12AS)-4 DIMETHYLAMINO,3-10,12,12A-TETRAHYDROXY-7-[(METHOXY (METHYL) AMINO)-METHYL] -1,11-DIOXO-1,4,4A,5.5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE	Pending
124418-44026	PAZ-440CA	CA	2873412	11/12/2014	METHODS OF USING (4S,4AS,5AR,12AS)-4 DIMETHYLAMINO,3-10,12,12A-TETRAHYDROXY-7-[(METHOXY (METHYL) AMINO)-METHYL] -1,11-DIOXO-1,4,4A,5.5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE	Pending
124418-44035	PAZ-440EP	EP	13790638.4	11/21/2014	METHODS OF USING (4S,4AS,5AR,12AS)-4 DIMETHYLAMINO,3-10,12,12A-TETRAHYDROXY-7-[(METHOXY (METHYL) AMINO)-METHYL] -1,11-DIOXO-1,4,4A,5.5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE	Published
124418-44043	PAZ-440JP	JP	2015-512752	11/12/2014	METHODS OF USING (4S,4AS,5AR,12AS)-4 DIMETHYLAMINO,3-10,12,12A-TETRAHYDROXY-7-[(METHOXY (METHYL) AMINO)-METHYL] -1,11-DIOXO-1,4,4A,5.5A,6,11,12A-OCTAHYDRO-NAPHTHACENE-2-CARBOXYLIC ACID AMIDE	Published

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Matter No.	Title	Serial No.	Filing Date	Patent No.	Grant Date	Expiration Date	Status
United States	0872521-00001	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	11/060,641	16-Feb-05	7,658,945	09-Feb-10	15-Apr-27	Issued
Australia	0872521-00005	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	2005215782	16-Feb-05	2005215782	11-Aug-11	16-Feb-25	Issued
Brazil	0872521-00006	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	PI0507733-8	16-Feb-05				Pending
Canada	0872521-00007	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	2556450	16-Feb-05	2556450	06-Aug-13	16-Feb-25	Issued
China P.R.	0872521-00008	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	200580008195.3	16-Feb-05	200580008195.3	14-Oct-09	15-Feb-25	Issued
Israel	0872521-00010	COMPOSITIONS COMPRISING ZOLPIDEM FOR DELIVERING A HYPNOTIC AGENT ACROSS THE ORAL MUCOSA FOR TREATING INSOMNIA	177227	16-Feb-05	177227	31-Aug-13	16-Feb-25	Issued
India	0872521-00011	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	2493/KOLNP/2006	16-Feb-05				Pending
Japan	0872521-00012	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	2006-553364	16-Feb-05	5179757	18-Jan-13	16-Feb-25	Issued
Mexico	0872521-00014	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	PA/a/2006/009296	16-Feb-05	277300	14-Jul-10	16-Feb-25	Issued
New Zealand	0872521-00015	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	548856	16-Feb-05	548856	11-Feb-10	16-Feb-25	Issued
Singapore	0872521-00016	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	200605156-9	16-Feb-05	124564	29-May-09	16-Feb-25	Issued
South Africa	0872521-00017	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	2006/06411	16-Feb-05	2006/06411	28-May-08	16-Feb-25	Issued
United States	0872521-00024	METHODS OF TREATING MIDDLE-OF-THE NIGHT INSOMNIA	11/439,874	23-May-06	8242131	14-Aug-12	20-Aug-29	Issued
United States	0872521-00050	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	11/833,323	03-Aug-07	7,682,628	23-Mar-10	16-Feb-25	Issued
New Zealand	0872521-00062	SOLID COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	563979	23-May-06	563979	07-Jun-11	23-May-26	Issued
South Africa	0872521-00063	COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	2007/10205	23-May-06	2007/10205	25-Mar-09	23-May-26	Issued
China P.R.	0872521-00064	SOLID COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	200680021133.0	23-May-06	200680021133.0	20-Jun-12	22-May-26	Issued
Hong Kong	0872521-00065	SOLID COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	08109311.5	20-Aug-08	HK1118203	08-Mar-13	23-May-26	Issued
Singapore	0872521-00069	SOLID COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	200718003-7	23-May-06	137547	31-Mar-11	23-May-26	Issued

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Country	Matter No.	Title	Serial No.	Filing Date	Patent No.	Grant Date	Expiration Date	Status
Mexico	0872521-00070	COMPOSITIONS AND METHODS FOR TREATING MIDDLE-OF-THE NIGHT INSOMNIA	MX/a/2007/014679	23-May-06	307563	27-Feb-13	23-May-26	Issued
Brazil	0872521-00071	COMPOSITIONS AND METHODS FOR TREATING MIDDLE-OF-THE NIGHT INSOMNIA	PI0609984-0	23-May-06				Pending
United States	0872521-00097	COMPOSITIONS FOR TREATING INSOMNIA	12/795,934	08-Jun-10	8252809	28-Aug-12	16-Feb-25	Issued
Australia	0872521-00131	SOLID COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	2012238306	10-Oct-12				Pending
Canada	0872521-00137	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	2816904	14-Jun-13				Pending
Israel	0872521-00140	COMPOSITIONS AND METHODS FOR TREATING MIDDLE-0F-THE NIGHT INSOMNIA	229039	23-May-06				Pending
United States	0872521-00142	COMPOSITIONS FOR DELIVERING HYPNOTIC AGENTS ACROSS THE ORAL MUCOSA AND METHODS OF USE THEREOF	14/253,241	15-Apr-14				Pending
United States	0872521-00145	COMPOSITIONS AND METHODS FOR TREATING MIDDLE-OF-THE-NIGHT INSOMNIA	14/567,922	11-Dec-14				Pending

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D
PARATEK PHARMACEUTICALS, INC. TRADEMARK PORTFOLIO
CONFIDENTIAL

McCarter Ref.	Trademark	Country	Appln. No.	Filing Date	Reg. No.	Reg. Date	Status
124418-91600	BAKTORA	US	86664421	06/16/2015			Pending
124418-91635	BAKTORA	EP Comm.	014294482	06/25/2015			Published
124418-91000	Hexagon Design	US	86645379	05/29/2015			Pending
124418-91400	INVYSTEX	US	86664440	06/16/2015			Pending
124418-91435	INVYSTEX	EP Comm.	014294441	06/25/2015			Published
124418-91300	INVYSTYX	US	86664444	06/16/2015			Pending
124418-91335	INVYSTYX	EP Comm.	014294433	06/25/2015			Published
124418-91800	IRADIKO	US	86664402	06/16/2015			Pending
124418-91835	IRADIKO	EP Comm.	014294524	06/25/2015			Published
124418-91900	IRADYFEX	US	86664392	06/16/2015			Pending
124418-91935	IRADYFEX	EP Comm.	014294541	06/25/2015			Published
124418-91200	IRADYKO	US	86664451	06/16/2015			Pending
124418-91235	IRADYKO	EP Comm.	014294425	06/25/2015			Published
124418-91700	NUALTO	US	86664413	06/16/2015			Pending
124418-91735	NUALTO	EP Comm.	014294508	06/25/2015			Published
124418-91500	ODACYUS	US	86664433	06/16/2015			Pending
124418-91535	ODACYUS	EP Comm.	014294466	06/25/2015			Published
124418-90735	PARACYCLINE	EP Comm.	001561687	03/16/2000	001561687	05/18/2001	Registered
124418-90743	PARACYCLINE	JP	2000-026596	03/17/2000	4447298	01/19/2001	Registered
124418-90100	PARATEK	US	86380676	08/29/2014	4716271	04/07/2015	Registered
124418-90300	PARATEK	US	86496998	01/07/2015			Pending
124418-90325	PARATEK	BR	909645213	07/07/2015			Pending
124418-90325	PARATEK	BR	909645272	07/07/2015			Pending
124418-90326	PARATEK	CA	1735917	07/06/2015			Pending
124418-90328	PARATEK	CN		07/07/2015			Pending
124418-90335	PARATEK	EP Comm.	014333074	07/03/2015			Published

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124418-90343	PARATEK	JP	2015-063788	07/06/2015			Pending
124418-90346	PARATEK	KR	45-2015-6168	07/06/2015			Pending
124418-90360	PARATEK	SG	40201511648U	07/07/2015			Pending
124418-90360	PARATEK	SG	40201511649Y	07/07/2015			Pending
124418-90363	PARATEK	TW	104039032	07/07/2015			Pending
124418-90800	PARATEK (+ Hexagon) B&W	US	86645393	05/29/2015			Pending
124418-90900	PARATEK (+ Hexagon) Color	US	86645386	05/29/2015			Pending
124418-90200	PARATEK PHARMACEUTICALS Logo	US	86378684	08/27/2014	4751074	06/09/2015	Registered
124418-90400	PARATEK PHARMACEUTICALS Logo	US	86497006	01/07/2015			Pending
124418-90535	PARATEK PHARMACEUTICALS Logo	EP Comm.	002520427	01/02/2002	002520427	07/28/2003	Registered
124418-92900	PARATEK POSITIVE PATIENT STORIES	US	86664460	06/16/2015			Pending
124418-91100	POSITIVE PATIENT STORIES	US	86664467	06/16/2015			Pending
124418-90635	THE ANTIBIOTIC RESISTANCE COMPANY	EP Comm.	001654797	05/15/2000	001654797	06/19/2001	Registered
124418-90643	THE ANTIBIOTIC RESISTANCE COMPANY	JP	2000-054156	05/18/2000	4460371	03/16/2001	Registered

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

PARATEK PHARMACEUTICALS, INC. COPYRIGHTS

NONE

EXHIBIT D

PARATEK PHARMACEUTICALS, INC. LICENSES

1)	Tufts University License Agreement with Paratek Pharmaceuticals, Inc. dated February 1, 1997, and subsequent Amendments 1 through 9 thereto.
2)	Collaborative Research and License Agreement between Warner Chilcott Company, Inc. (now Allergan plc) and Paratek Pharmaceuticals, Inc. dated July 2, 2007.
3)	Cooperative Research and Development Agreement for Material Transfer between U.S. Army Medical Research Institute of Infectious Disease (USAMRIID) and Paratek Pharmaceuticals, Inc. dated June 4, 2012.
4)	U.S. License and Collaboration Agreement between Transcept Pharmaceuticals, Inc. (now Paratek Pharmaceuticals, Inc.) and Purdue Pharmaceuticals Products L.P. dated July 31, 2009.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E:

BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

Institution Name and Address	Account Number	Average Balance in Account	Name of Account Owner
Bank of America	[____]	$[____]	Paratek Pharma, LLC
Bank of America	[____]	$[____]	Paratek Pharma, LLC
Bank of America	[____]	$[____]	Paratek Securities Corporation

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F

COMPLIANCE CERTIFICATE

Hercules Technology Growth Capital, Inc.
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated September 30, 2015 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Technology Growth Capital, Inc., the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Technology Growth Capital, Inc., as agent for the Lender (the “Agent”) and Paratek Pharmaceuticals, Inc. and Paratek Pharma, LLC (individually and collectively, jointly and severally, the “Borrower”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of Borrower, knowledgeable of all Borrower financial matters, and is authorized to provide certification of information regarding Borrower; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, except as set forth below, (i) Borrower is in compliance for the period ending ___________ of all covenants, conditions and terms and (ii) hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

EXCEPTION(S):___________________________________________________________________________________________________________________________________________________________________________________________________________________________

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days

FINANCIAL COVENANT	REQUIRED	ACTUAL

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Liquidity

Lesser of (i) one (1) times the outstanding Secured Obligations of Borrower to Lender or (ii) one hundred percent (100%) of all cash of Borrower and its Subsidiaries (other than cash held in (a) Excluded Accounts or (b) other accounts in an aggregate amount not in excess of One Hundred Thousand Dollars ($100,000.00)).

INELIGIBLE SUBSIDIARIES
Name of Ineligible Subsidiary	Value of Assets	Annual Revenue

Very Truly Yours,
PARATEK PHARMACEUTICALS, INC.
By:
Name:
Title:

PARATEK PHARMA, LLC
By:
Name:
Title:

(Signature page to Compliance Certificate)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [          ], 20[  ], and is entered into by and between [_______________], a [_________] (“Subsidiary”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A.  Subsidiary’s Affiliates, PARATEK PHARMACEUTICALS, INC. and PARAKTEK PHARMA, LLC (individually and collectively, jointly and severally, the “Borrower”) [have entered/desire to enter] into that certain Loan and Security Agreement dated September 30, 2015, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lender”) and Agent, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith;

B.  Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Borrower’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, Subsidiary and Agent agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.
2.

By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [        ], (b) neither Agent nor Lender shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, (c) that if Subsidiary is covered by Borrower’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Borrower satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements.  To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, those duties, responsibilities or obligations shall flow only to Borrower and not to Subsidiary or any other Person or entity.  By way of example (and not an exclusive list): (i) Agent’s providing notice to Borrower in accordance with the Loan Agreement or as otherwise agreed among Borrower, Agent and Lender shall be deemed provided to Subsidiary; (ii) a Lender’s providing an Advance to Borrower shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lender.

3.

Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.

Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

SUBSIDIARY:

[_________________________________]

By:
Name:
Title:
Address:
________________________
Telephone:
Facsimile:

AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:____________________________________
Name:__________________________________
Title: ___________________________________

Address:
400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
Facsimile:  650-473-9194
Telephone:  650-289-3060

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT h

ACH DEBIT AUTHORIZATION AGREEMENT

Hercules Technology Growth Capital, Inc.
400 Hamilton Avenue, Suite 310
Palo Alto, CA  94301

Re:  Loan and Security Agreement dated September 30, 2015  (the “Agreement”) by and among Paratek Pharmaceuticals, Inc. and Paratek Pharma, LLC (individually and collectively, jointly and severally, the “Borrower”) and Hercules Technology Growth Capital, Inc., as agent (“Agent”) and the lenders party thereto (collectively, the “Lender”)

In connection with the above referenced Agreement, Borrower hereby authorizes Agent to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) after prior notice to Borrower, out-of-pocket legal fees and costs incurred by Agent or Lender pursuant to Section 11.11 of the Agreement to Borrower’s account indicated below.  Borrower authorizes the depository institution named below to debit to such account.

Depository Name	Branch
City	State and Zip Code
Transit/ABA Number	Account Number

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PARATEK PHARMACEUTICALS, INC.

____________________________________________
(Borrower)(Please Print)

By: _________________________________________

Date: ________________________________________

PARATEK PHARMA, LLC

____________________________________________
(Borrower)(Please Print)

By: _________________________________________

Date: ________________________________________

(Signature page to ACH Debit Authorization Agreement)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Acknowledged and agreed to:

AGENT:

HERCULES TECHNOLOGY
GROWTH CAPITAL, INC.

By:_____________________________
Name:__________________________
Title:___________________________

LENDER:

HERCULES TECHNOLOGY
GROWTH CAPITAL, INC.

By:_____________________________
Name:__________________________
Title:___________________________

Address:

400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
Facsimile: (650) 473-9194
Telephone: (650) 289-3060

(Signature page to ACH Debit Authorization Agreement)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1

COMMITMENTS

LENDER	TERM COMMITMENT
HERCULES TECHNOLOGY II, L.P.	$20,000,000
HERCULES TECHNOLOGY III, L.P.	$20,000,000
TOTAL COMMITMENTS	$40,000,000

1880637.9\27955.00050

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

SUBSIDIARIES

NAME	JURISDICTION
Paratek Pharma, LLC	Delaware
Partek Securities Corporation	MA
Transcept Pharma, Inc.	Delaware
Paratek UK Limited	UK

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1A

EXISTING PERMITTED INDEBTEDNESS

(1)	Letter of credit in the amount of $250,000 issued by Bank of America, securing the Borrower’s lease.

(2)	Borrower’s Bank of America credit card program.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1B

EXISTING PERMITTED INVESTMENTS

(1)	Paratek Securities Corporation

BofA Government Plus Reserves 4151

Balance at 9/28/15: $75,010,193

(2)	Investments in Paratek UK Limited outstanding as of the date hereof.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1C

EXISTING PERMITTED LIENS

(1)	Cash collateral securing the letter of credit referenced in Schedule 1A.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.3

CONSENTS, ETC.

None.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.5

ACTIONS BEFORE GOVERNMENTAL AUTHORITIES

None.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.8

TAX MATTERS

None.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.9

INTELLECTUAL PROPERTY CLAIMS

None.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.10

INTELLECTUAL PROPERTY

None.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.11

BORROWER PRODUCTS

[*]

The United States District Court for the District of New Jersey, or the District Court, held a consolidated trial between December 1, 2014 and December 15, 2014 involving Paratek, Purdue, and their patent infringement claims against Allergan Elizabeth, Novel, and Dr. Reddy’s. The District Court then received post-trial briefing and held a February 13, 2015 post-trial hearing. On March 27, 2015, the District Court issued an order and accompanying opinion finding that: (a) the asserted claims of U.S. Patent Nos. 7,682,628, 8,242,131, and 8,252,809, together, the “’628, ‘131, and ‘809 patents, are invalid as obvious; (b) Allergan Elizabeth, Novel, and Dr. Reddy’s infringe the ‘131 patent; (c) Novel infringes the ‘628 patent; and (d) Novel and Dr. Reddy’s infringe the ‘809 patent. On April 9, 2015, the District Court entered final judgment consistent with the March 27, 2015 opinion and order referenced above.  As a result of the District Court’s findings, the intangible assets representing Intermezzo product rights have been impaired and the related contingent obligation has been reduced in light of an expected decline in Intermezzo sales.

The Company and Purdue jointly appealed the District Court’s final judgment to the United States Court of Appeals for the Federal Circuit on May 6, 2015.  On July 13, 2015, the Company and Purdue filed their opening brief in the appeal. The appeal is pending.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.14

CAPITALIZATION

NAME	JURISDICTION
Paratek Pharma, LLC	Delaware
Partek Securities Corporation	MA
Transcept Pharma, Inc.	Delaware
Paratek UK Limited	UK

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.